                                 BEA

                              [Graphic]

                      INTERNATIONAL EQUITY FUND
                    EMERGING MARKETS EQUITY FUND
                        U.S. CORE EQUITY FUND
                     U.S. CORE FIXED INCOME FUND
                      GLOBAL FIXED INCOME FUND
                           HIGH YIELD FUND
                         MUNICIPAL BOND FUND

                    ANNUAL REPORT - AUGUST 31, 1996

                         BEA INTERNATIONAL EQUITY FUND
                           PORTFOLIO MANAGER'S LETTER

                                                                October 10, 1996

Dear Shareholders:

    We are pleased to report on the results of the BEA International Equity Fund (the "Fund") for the year ended August 31, 1996.

    At August 31, 1996, the net asset value (NAV) of the Fund was $19.41, compared to an NAV of $18.24 on August 31, 1995. As a result, the Fund's total return (assuming reinvestment of dividends) for the year was 6.81%. By comparison, the MSCI EAFE Index ("EAFE") posted a return of 8.19% during the same period.

WORLD MARKETS

    As measured by MSCI's individual country indices in U.S. dollar terms, two-thirds of global equity markets appreciated over the course of the Fund's fiscal year. By far, the Russian market did the best, gaining 87.8% both in anticipation and celebration of Boris Yeltsin's re-election as president. The four next-highest gainers were emerging markets as well: Poland (+44.7%), Taiwan (+40.7%), Venezuela (+33.5%) and Portugal (+33.3%). Rounding out the top ten were five developed-nation markets: Sweden (+30.0%), Switzerland (+27.4%), the Netherlands (+25.1%), Spain (+22.5%) and Hong Kong (+22.2%). Emerging nations accounted for most of the markets with negative returns.

    Viewed on a global basis (i.e., by the MSCI World Index), stocks rose 10.5%. Positive performance in the U.S. (+20.2%), Europe (+12.1%) and Latin America (+6.8%) was somewhat offset by negative returns in the Pacific (-0.4%) and the Far East (-0.8%).

THE YEAR IN REVIEW

    To put the Fund's strategy and performance in perspective, it is helpful to be familiar with the past year's environment for international equities. The following is a brief summary of the regional developments and trends we consider most meaningful for investors:

    EUROPE. General sluggishness among European economies prompted several interest-rate cuts by central banks, most notably the Bundesbank and Bank of England. Lower rates most positively impacted the region in two ways: currencies weakened vs. the U.S. dollar, raising the global competitiveness of European companies; and stock prices were propped up by greater liquidity and expectations of economic recovery. Equity markets responded well, with five (Portugal, Sweden, Switzerland, the Netherlands and Spain) among the world's top 10 for the year.

    JAPAN. The picture here has progressively deteriorated since late 1995. The potent combination of a greater-than-expected economic slowdown, weak yen, persistent banking problems, lack of effective stimulative policies, large fiscal deficit and crippling political gridlock resulted in a considerably negative investment environment. Japanese equities were among the year's worst performers among developed nations.

    LATIN AMERICA. As a group, Latin American nations have recovered in a remarkably short time from the late-1994 peso crisis. Mexico's economic status has improved to the point at which it is prepaying large amounts of its Brady debt and easily raising funds in the global capital markets. Brazil has put hyperinflation behind it and is well along in a program of fiscal and political reforms. Conditions in Argentina are very harsh, but it appears that the country's tough Convertibility plan is succeeding in restoring the economy's health. Most Latin markets achieved gains during the year.

    ASIA/PACIFIC.    A  widespread  decline  in  the  rate  of  export   growth,
particularly of electronics and footwear, has hurt most of the region's economies. The persistence of the decline indicates that its effect is likely to be felt at least for the next few months. Other negatives include the impact of a stronger U.S. dollar and political volatility (in Indonesia and Thailand).

PERFORMANCE: PROS AND CONS

    Over the year, the main factor affecting performance (both positively and negatively) was the Fund's regional allocation weightings.

                         BEA INTERNATIONAL EQUITY FUND
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)

    As has been the case for much of 1996, our decision to allocate some of the Fund's assets to Latin America significantly helped performance. The impact of strong results in most Latin markets was particularly beneficial due to the fact that the Fund's benchmark, EAFE, does not include any weightings in the region.

    We also chose to substantially underweight Japan by about 50% vs. EAFE. Along with the weak yen, this meaningfully added to performance.

    Regional allocations negatively impacted the Fund as well, however. This was most evident in our underweighting of Europe, whose EAFE component outperformed the Fund's. Our Asian exposure also hurt, as we nearly doubled EAFE's allocation but lost ground due to unfavorable country selection.

OUTLOOK

    Our current outlook on global equities is somewhat mixed.

    In the U.S., both the decision of the Federal Reserve to leave rates unchanged and recent evidence pointing toward moderation of growth have helped boost investor sentiment about equities. Nonetheless, the U.S. unemployment rate is at the low end of its historical range and signs of wage inflation are becoming evident, indicating the potential for significant rate increases in 1997.

    Inaction by the Fed has been good for financial assets this year, but it may set the stage for more drastic measures down the road. By this, we mean that it is not so improbable to envision the Fed next tightening rates in 1997 by a relatively high total of 100-125 basis points. Such Fed behavior could exert significant pressure on capital markets worldwide.

    Should the Fed raise rates, we would not be surprised to see U.S. equities underperform those of other nations in 1997. While non-U.S. markets may also experience corrections, there are grounds for optimism that they will outperform the U.S.

    We expect European stocks to be buoyed by two quite positive factors. First, the region's interest-rate environment is constructive, with rates more likely easing than tightening. Second, governments are under intense pressure to reinvigorate their economies in order to meet the strict deficit-reduction requirements of the European Monetary Union.

    Despite the prominent negatives in Japan, some conditions there are becoming more appealing to equity investors. For example, valuation levels for many companies have become reasonably attractive relative to local interest rates. In addition, stimulative monetary policy and yen weakness are expected to contribute to ongoing economic expansion.

    We continue to like Latin America, where economic recovery and market-oriented reforms are expected to continue. As for Asia/Pacific, the near-term outlook remains clouded by poor export growth. Against the backdrop of improved equity valuations, however, we remain optimistic about the region's long-term investment prospects.

    As developments occur in the international equity markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely,

BEA International Equity Management Team

William P. Sterling, Managing Director
Stephen M. Swift, Managing Director
Richard Watt, Managing Director
Steven D. Bleiberg, Senior Vice President

                         BEA INTERNATIONAL EQUITY FUND
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EAFE INDEX FROM INCEPTION 10/1/92 AND AT EACH QUARTER END.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BEA INTERNATIONAL     MSCI EAFE
               EQUITY FUND          INDEX
10/01/92              $ 10,000       $ 10,000
11/30/92               $ 9,685        $ 9,571
02/28/93               $ 9,906        $ 9,918
05/31/93              $ 11,218       $ 12,062
08/31/93              $ 12,159       $ 12,962
11/30/93              $ 12,120       $ 11,928
02/28/94              $ 13,783       $ 13,841
05/31/94              $ 12,999       $ 13,735
08/31/94              $ 13,891       $ 14,405
11/30/94              $ 13,080       $ 13,732
02/28/95              $ 11,435       $ 13,258
05/31/95              $ 12,500       $ 14,451
08/31/95              $ 12,773       $ 14,517
11/30/95              $ 12,387       $ 14,815
02/29/96              $ 13,352       $ 15,539
5/31/96               $ 13,901       $ 16,041
8/31/96               $ 13,366       $ 15,706

 Note: Past performance is not predictive of future performance. Average Annual Total Returns are net of 1.00% redemption fees.

  AVERAGE ANNUAL
   TOTAL RETURN
    One Year               5.77%
    From Inception         8.70%

                         BEA INTERNATIONAL EQUITY FUND
                             OF THE RBB FUND, INC.
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1996

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
COMMON AND CONVERTIBLE STOCKS, WARRANTS AND RIGHTS -- 96.4%
ARGENTINA -- 0.2%
  Sodigas del Sur S.A.+......................      403,923  $    745,416
  Sodigas Pampeana S.A.+.....................      558,962       844,809
                                                            ------------
                                                               1,590,225
                                                            ------------
AUSTRALIA -- 2.0%
  Broken Hill Corp. Ltd......................      240,546     3,273,168
  CRA Ltd....................................      224,900     3,415,701
  News Corp. Ltd. ADR........................       94,000     1,997,500
  News Corp. Ltd. Pfd. ADR...................       46,900       832,475
  WMC Ltd....................................      564,500     3,925,398
                                                            ------------
                                                              13,444,242
                                                            ------------
BRAZIL -- 2.7%
  Banco Bradesco S.A. PN.....................  556,077,084     4,705,099
  Centrais Eletricas Brasileiras S.A. ON.....       63,836        16,957
  Cia. Cervejaria Brahma PN Warrants Expire
    9/30/96**................................      369,916       134,660
  Cia. Tecidos Norte de Minas Gerais PN......    9,556,000     3,243,813
  Cia. Vale do Rio Doce ADR..................      196,900     3,825,570
  Lojas Americanas S.A. PN...................   56,034,786       970,299
  Telecomunicacoes de Sao Paulo S.A. PN......   28,410,000     5,450,561
                                                            ------------
                                                              18,346,959
                                                            ------------
CANADA -- 0.6%
  Magna International, Inc. Class A..........       85,600     4,130,200
                                                            ------------
DENMARK -- 0.3%
  Unidanmark A/S 144A........................       52,990     2,343,788
                                                            ------------
FINLAND -- 1.3%
  Nokia Corp. ADR............................       24,000     1,014,000
  Nokia Corp. Class A........................      102,196     4,344,582
  UPM-Kymmene Corp...........................      139,020     3,178,986
                                                            ------------
                                                               8,537,568
                                                            ------------
FRANCE -- 7.6%
  Accor......................................       24,025     2,908,814
  AXA S.A....................................       56,764     3,186,318
  Bertrand Faure.............................      118,121     3,884,485
  BIC S.A....................................       35,620     5,199,127
  Carrefour Super Marche.....................       14,214     7,184,204
  Christian Dior S.A.........................       32,971     3,972,911
  Compagnie Generale Des Eaux................       39,100     3,771,764
  Compagnie Generale Des Eaux Certificates...        1,002        96,657
  Credit Local de France.....................       52,111     4,291,978

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
FRANCE -- (CONTINUED)
  G.T.M. Entrepose S.A.......................       67,182  $  4,040,474
  G.T.M. Entrepose S.A. Certificates.........        1,912       114,992
  Groupe Danone..............................        6,733       929,561
  L'Air Liquide..............................        8,300     1,413,115
  Legrand....................................        9,764     1,459,875
  Michelin Class B...........................       36,558     1,708,399
  Technip S.A................................       49,209     4,461,175
  Valeo S.A..................................       67,691     3,409,284
                                                            ------------
                                                              52,033,133
                                                            ------------
GERMANY -- 5.4%
  Adidas AG..................................       63,800     5,498,513
  Commerzbank AG.............................        7,950     1,832,466
  Degussa CN.................................        9,950     3,485,930
  Deutsche Bank AG...........................       68,890     3,412,369
  GEA AG Non Voting Pfd......................       10,346     3,356,820
  Hoechst AG.................................      172,450     6,026,541
  Man AG.....................................       12,260     3,082,817
  RWE AG.....................................       55,700     2,028,227
  SAP AG.....................................        5,450       905,509
  SAP AG 144A ADR............................       61,500     3,361,959
  Volkswagen AG..............................       10,821     4,015,634
                                                            ------------
                                                              37,006,785
                                                            ------------
HONG KONG -- 4.5%
  Cheung Kong Holdings Ltd...................      757,500     5,315,188
  Citic Pacific Ltd..........................    1,143,900     5,030,408
  Hong Kong and China Gas....................    2,409,000     3,894,781
  HSBC Holdings PLC..........................      409,408     7,069,381
  New World Development Company..............      858,000     4,161,547
  Sun Hung Kai Properties Ltd................      505,300     4,934,379
                                                            ------------
                                                              30,405,684
                                                            ------------
INDIA -- 0.7%
  India Liberalisation Fund Class A 144A
    **/****..................................      276,532     1,960,612
  Indian Opportunity Fund Ltd. **............      320,156     2,958,241
                                                            ------------
                                                               4,918,853
                                                            ------------
INDONESIA -- 1.1%
  PT Astra International***..................    2,320,100     3,022,125
  PT Telekomunikasi***.......................    2,177,500     3,068,866
  PT Telekomunikasi Indonesia ADR............       41,900     1,167,963
                                                            ------------
                                                               7,258,954
                                                            ------------
ISRAEL -- 1.0%
  Geotek Communications, Inc. Series M
    Cumulative Convertible Pfd.+.............          600     6,476,842
                                                            ------------

                See Accompanying Notes to Financial Statements.

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
ITALY -- 2.7%
  Banca Fideuram S.p.A.......................    1,351,600  $  2,989,236
  Edison S.p.A...............................      460,000     2,485,499
  Istituto Mobiliare Italiano S.p.A..........      746,500     5,882,234
  Telecom Italia Mobile S.p.A**..............    1,014,784     2,089,775
  Telecom Italia Mobile Non-Convertible
    Savings Shares**.........................    1,347,050     1,641,221
  Telecom Italia Non-Convertible Savings
    Shares...................................    1,347,050     2,163,022
  Telecom Italia S.p.A.......................      724,984     1,423,373
                                                            ------------
                                                              18,674,360
                                                            ------------
JAPAN -- 22.2%
  Aida Engineering Ltd.......................       78,000       580,278
  Aoki International Company Ltd.............       58,000     1,121,444
  Aoyama Trading Company.....................       79,000     2,087,561
  Bank of Tokyo - Mitsubshi..................      137,000     2,787,681
  Chudenko Corp..............................       15,000       480,619
  Chugai Pharmaceutical Company Ltd..........      173,000     1,537,105
  Chugoku Bank, Ltd..........................       98,000     1,570,021
  Dai-Ichi Kangyo Bank Ltd...................      244,000     4,043,827
  Daiichi Pharmaceutical Company Ltd.........      203,000     3,102,661
  Daiwa House................................      247,000     3,524,998
  Daiwa Securities Company Ltd...............      107,000     1,211,767
  Danto Corp.................................       47,000       532,271
  Fuji Photo Film Company Ltd................      163,000     4,907,559
  Fujitsu Limited............................      309,000     2,785,296
  Higo Bank..................................      203,000     1,463,484
  Hitachi Cable..............................      153,000     1,119,925
  Hitachi Ltd................................      529,000     4,860,897
  Hitachi Metals Ltd.........................       93,000       856,275
  Hokuetsu Paper Mills.......................      189,000     1,444,342
  House Food Indl............................       92,000     1,677,194
  Industrial Bank of Japan Ltd...............      181,900     3,868,787
  Industrial Bank of Japan Ltd. Rights.......       14,552       150,062
  Kikkoman...................................      160,000     1,168,217
  Kinden Corp................................       83,000     1,268,576
  Kirin Brewery Company Ltd..................      127,000     1,309,640
  Kyocera Corp...............................       25,000     1,698,739
  Kyudenko Company Ltd.......................       53,000       678,298
  Kyushu Electric Power......................      171,000     3,668,447
  Makita Electric Works......................       85,000     1,220,882
  Maruichi Steel Tube........................       48,000       817,604
  Matsushita Electric Works..................      127,000     1,262,867
  Mitsubishi ElectricCorp....................      463,000     2,971,283
  Mitsubishi Estate Company Ltd..............      188,000     2,302,182
  Mitsubishi Gas and Chemical Company........      286,000     1,179,707
  Mitsubishi Steel Manufacturing **..........      257,500     1,299,236

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
JAPAN -- (CONTINUED)
  Mitsubishi Trust and Banking Corp..........      101,000  $  1,515,790
  Mitsui Petrochemical.......................      318,000     2,143,228
  Murata Manufacturing Company Ltd...........       50,000     1,767,793
  NEC Corp...................................      365,000     3,898,352
  Nichicon...................................      212,000     2,908,388
  Nippon Chemi-Con Corp......................      123,000       765,565
  Nippon Meat Packers........................      153,000     2,127,152
  Nippon Oil Company.........................      504,000     3,085,904
  Nippon Paper Industries Co.................      463,000     2,770,923
  Nisshin Steel Company Ltd..................      504,000     1,832,980
  Nomura Securities Company Ltd..............      188,000     3,271,522
  Ricoh Company Ltd..........................      160,000     1,561,550
  Rinnai.....................................       57,000     1,291,041
  Sakura Bank Ltd............................      289,000     2,740,724
  Sanwa Bank.................................      214,000     3,783,077
  Seino Transportation Company Ltd...........      198,000     2,916,858
  Sekisui Chemical Co........................      250,000     2,716,140
  Sekisui House Ltd..........................      463,000     4,902,403
  Shimachu...................................       26,000       742,105
  Shimano Inc................................       76,000     1,406,500
  Shin-Etsu Chemical Co......................      171,000     3,022,926
  Shionogi & Company Ltd.....................      193,000     1,508,673
  Shiseido Company Ltd.......................      238,000     2,892,551
  Sumitomo Bank Ltd..........................      102,000     1,868,889
  SXL Corp...................................      132,000     1,227,511
  Takara Standard............................       63,000       649,664
  Tohoku Electric Power Company..............      169,000     3,641,101
  Tokai Bank Ltd.............................      163,000     1,936,010
  Tokio Marine and Fire Insurance Company....      206,000     2,351,901
  Tokyo Style Corp. Ltd......................       81,000     1,297,671
  Toppan Printing............................      341,000     4,301,353
  Toshiba Corp...............................      526,000     3,399,797
  UNY Company Ltd............................       95,000     1,670,656
  Yakult Honsha..............................       22,000     1,595,065
  Yamaguchi Bank.............................      102,000     1,549,581
  Yamanouchi Pharmaceutical..................      142,000     2,928,644
  Yokogawa Bridge Corp.......................       51,000       638,615
                                                            ------------
                                                             151,188,335
                                                            ------------
MALAYSIA -- 2.3%
  Diversified Resources Berhad...............    1,568,700     5,129,350
  Malayan Banking Berhad.....................      560,300     5,327,627
  Petronas Gas Berhad International..........      955,000     3,984,754
  YTL Corp. Berhad...........................      287,300     1,417,769
                                                            ------------
                                                              15,859,500
                                                            ------------

                See Accompanying Notes to Financial Statements.

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
MEXICO -- 2.7%
  Cementos Mexicanos CPO, S.A................    1,134,500  $  4,147,232
  Corporacion GEO S.A. de C.V. Class B **....      691,600     3,486,522
  Corporacion Industrial SanLuis S.A. de C.V.
    CPO......................................      601,894     3,570,457
  Grupo Elektra S.A. de C.V. CPO.............      282,600     2,006,451
  Grupo Modelo S.A. de C.V. Class C..........      484,200     2,236,490
  Kimberly Clark de Mexico S.A. de C.V. Class
    A........................................      160,600     2,950,250
  Telefonos de Mexico S.A. de C.V.
    Unsponsored ADR..........................        4,400         6,875
                                                            ------------
                                                              18,404,277
                                                            ------------
NETHERLANDS -- 3.3%
  Akzo Nobel.................................       36,200     4,209,658
  Heineken N.V...............................       15,200     3,383,072
  Internationale Nederlanden Groep N.V.......      115,100     3,587,334
  Nutricia Verenigde Bedrijven N.V...........       26,100     3,493,007
  VNU Verenigd Bezit.........................       15,000       262,659
  Wolters Kluwer.............................       60,400     7,591,878
                                                            ------------
                                                              22,527,608
                                                            ------------
PHILIPPINES -- 1.0%
  Ayala Corp. Class B........................    2,940,600     3,428,452
  Philippine Long Distance Telephone Company
    ADR......................................       53,050     3,176,369
                                                            ------------
                                                               6,604,821
                                                            ------------
PORTUGAL -- 0.6%
  Portugal Telecom S.A. ADR **...............       52,380     1,394,617
  Portugal Telecom S.A.
    Register.................................      103,000     2,755,946
                                                            ------------
                                                               4,150,563
                                                            ------------
PUERTO RICO -- 0.5%
  Cellular Communications of Puerto Rico,
    Inc. ADR **..............................      130,900     3,501,575
                                                            ------------
RUSSIA -- 0.2%
  PLD Telekom, Inc...........................      192,900     1,470,862
                                                            ------------
SINGAPORE -- 2.2%
  DBS Land Ltd...............................      470,600     1,565,878
  Overseas-Chinese Banking Corp. Ltd.***.....      458,770     5,512,416
  Singapore Press Holdings***................      168,400     2,921,408
  United Overseas Bank
    Ltd.***..................................      488,980     4,693,374
                                                            ------------
                                                              14,693,076
                                                            ------------

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
SOUTH AFRICA -- 2.2%
  Amalgamated Banks of South Africa Ltd......      602,443  $  2,779,886
  Anglo American Industrial Corp. Ltd........       80,658     2,984,670
  Gencor Ltd.................................      910,500     3,206,844
  South African Breweries Ltd................      194,412     5,157,162
  South African Breweries Ltd. ADR...........       22,813       604,955
                                                            ------------
                                                              14,733,517
                                                            ------------
SOUTH KOREA -- 1.5%
  Korea Fund, Inc............................      551,525    10,547,916
                                                            ------------
SPAIN -- 2.3%
  Banco Intercontinental Espanol.............       34,400     3,892,212
  Banco Popular..............................       20,000     3,470,334
  Repsol S.A. ADR............................      122,500     3,996,562
  Telefonica de Espana ADR...................       81,700     4,524,137
                                                            ------------
                                                              15,883,245
                                                            ------------
SWEDEN -- 4.8%
  Astra AB Fria Class A......................      168,920     7,145,192
  Autoliv AB.................................      140,800     4,647,602
  Ericsson Telephone Company ADR Class B.....      249,460     5,753,171
  Hennes & Mauritz Fria Class B..............       70,004     7,275,890
  Mo Och Domsjo AB - B Shares................      138,200     3,998,081
  Stora Kopparbergs Bergslags Aktiebolag A
    Shares...................................      255,800     3,593,836
                                                            ------------
                                                              32,413,772
                                                            ------------
SWITZERLAND -- 5.1%
  ABB AG.....................................        5,006     6,171,952
  Ciba Geigy AG Registered...................        4,484     5,662,938
  Holderbank Financiere Glaris AG Class B....        5,507     4,214,260
  Roche Holding AG...........................          665     5,069,544
  Sandoz AG Registered.......................        3,250     3,868,790
  Schweiz Bankgesellschaft B.................        3,627     3,522,387
  Swiss Reinsurance Company Registered.......        6,010     6,497,974
                                                            ------------
                                                              35,007,845
                                                            ------------
THAILAND*** -- 2.3%
  Advanced Information Services Public
    Company Ltd..............................      214,900     2,844,891
  Krung Thai Bank Public Company Ltd.........      840,570     3,631,476
  Phatra Thanakit Public Company Ltd.........      325,000     1,932,224
  Siam Cement Company Ltd....................       80,500     3,101,308
  Thai Farmers Bank Public Company Ltd.......      405,300     4,305,208

                See Accompanying Notes to Financial Statements.

                   BEA INTERNATIONAL EQUITY FUND  (CONCLUDED)

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
THAILAND*** -- (CONTINUED)
  Thai Farmers Bank Public Company Ltd.
    Warrants Expire 09/15/2002...............       50,663  $    136,546
                                                            ------------
                                                              15,951,653
                                                            ------------
UNITED KINGDOM -- 13.1%
  Berkeley Group PLC.........................       20,400       185,199
  British Petroleum PLC......................      463,446     4,489,515
  British Sky Broadcasting Group PLC ADR**...       95,590     5,126,014
  Burton Group PLC...........................      952,800     2,268,455
  Dixons Group PLC...........................      294,921     2,490,930
  EMI Group PLC..............................      301,000     6,771,564
  Flextech PLC **............................      162,092     1,301,984
  General Cable PLC **.......................    1,198,400     3,330,277
  General Cable PLC ADR **...................      339,200     4,621,600
  International Cabletel, Inc. **............      182,842     4,433,918
  Land Securities PLC........................      364,000     3,872,806
  Rank Organisation PLC......................      116,100       812,024
  Reuters Holdings PLC Class B...............      249,520     2,906,048
  Reuters Holdings PLC ADR Class B...........       56,200     3,926,975
  Rolls Royce PLC............................    2,083,300     7,220,434
  Scottish & Newcastle PLC...................      514,100     5,437,703
  Standard Chartered Bank PLC................      941,459    10,435,618
  Unilever PLC...............................      104,800     2,077,077
  United News & Media PLC....................      275,000     3,076,149
  WPP Group PLC..............................    2,824,051    10,162,534
  Zeneca Group PLC...........................      180,900     4,321,043
                                                            ------------
                                                              89,267,867
                                                            ------------
    TOTAL COMMON AND
     CONVERTIBLE STOCKS,
     WARRANTS AND RIGHTS
      (Cost $610,436,063)....................                657,374,025
                                                            ------------

                                                   PAR
                                                  (000)        VALUE
                                               -----------  ------------
FOREIGN BONDS**** -- 0.4%
SOUTH AFRICA -- 0.4%
  Sappi BVI Finance Ltd. Convertible 144A
    7.500% 08/01/2002........................  $     3,240     2,948,400
                                                            ------------
    TOTAL FOREIGN BONDS
     (Cost $3,240,000).......................                  2,948,400
                                                            ------------
SHORT-TERM INVESTMENT -- 2.7%
  BBH Grand Cayman U.S. Dollar Time Deposit
    4.750% 09/03/1996........................       18,530    18,530,000
                                                            ------------
    TOTAL SHORT-TERM INVESTMENT
     (Cost $18,530,000)......................                 18,530,000
                                                            ------------
                                                               VALUE
                                                            ------------
SHORT-TERM INVESTMENT -- (CONTINUED)
  TOTAL INVESTMENTS AT VALUE -- 99.5%
    (Cost $632,206,063*).....................               $678,852,425
  OTHER ASSETS IN EXCESS
    OF LIABILITIES -- 0.5%................................     3,418,376
                                                            ------------
  NET ASSETS (Applicable to
    35,142,215 BEA Shares) -- 100.0%......................  $682,270,801
                                                            ------------
                                                            ------------
  NET ASSET VALUE AND OFFERING
    PRICE PER SHARE
    ($682,270,801  DIVIDED BY 35,142,215).................        $19.41
                                                            ------------
                                                            ------------
  REDEMPTION PRICE PER SHARE
    ($19.41 X .9900)......................................        $19.22
                                                            ------------
                                                            ------------

  * Cost for Federal income tax purposes at August 31, 1996 is $632,398,515. The gross appreciation (depreciation) on a tax basis is as follows:

  Gross Appreciation..........  $    81,589,602
  Gross Depreciation..........      (35,135,692)
                                ---------------
  Net Appreciation............  $    46,453,910
                                ---------------
                                ---------------

  ** Non-income producing securities.
 *** Denotes foreign shares.
**** Certain conditions for public sales may exist.
   + Not readily marketable securities.

                            INVESTMENT ABBREVIATIONS

ADR...........................  American Depository Receipts

AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:

                                               PER
                                   AMOUNT     SHARE
                                ------------  ------
Capital Paid-In...............  $655,735,487  $18.66
Accumulated Net Investment
 Income.......................     4,139,511     .12
Accumulated Net Realized Loss
 on Security and Foreign
 Exchange Transactions........   (24,260,422)   (.69)
Net Unrealized Appreciation on
 Investments and Other........    46,656,225    1.32
----------------------------------------------------
NET ASSETS....................  $682,270,801  $19.41
----------------------------------------------------

                See Accompanying Notes to Financial Statements.

                        BEA EMERGING MARKETS EQUITY FUND
                           PORTFOLIO MANAGER'S LETTER

                                                                October 10, 1996

Dear Shareholders:

    We are pleased to report on the results of the BEA Emerging Markets Equity Fund (the "Fund") for the year ended August 31, 1996.

    At August 31, 1996, the net asset value (NAV) of the Fund was $18.20, compared to an NAV of $17.67 on August 31, 1995. As a result, the Fund's total return (assuming reinvestment of dividends) was 3.33% for the year. By comparison, the MSCI Emerging Market Free Index (EMF) posted a return of 3.82% during the same time period.

PERFORMANCE: PROS AND CONS

    The performance of the Fund during the year was most positively impacted by our strategy for the Latin American markets. Based on our confidence in equities there, we overweighted the region relative to EMF, most notably in Brazil. Fortuitous stock selection enabled the Fund to significantly outperform EMF in the key markets of Brazil and Mexico.

    There also were adverse factors, however. The Fund's underperformance in Asia/Pacific markets was the largest single negative contributor on a general level, most specifically due to unfavorable stock selection in Malaysia and Indonesia. The latter's effects, though, were somewhat offset by favorable stock selection in South Korea and Thailand.

    Elsewhere in the world, the Fund benefited from good returns in Russia, Israel and Croatia and suffered from underperformance in South Africa.

    We note that the Fund's results vs. EMF were much stronger in the last six months than for the entire year, indicating that relative performance is materially improving.

MARKET COMMENTARY

    As represented by MSCI's individual country indices, about two-thirds of global equity markets recorded gains during the year. Emerging nations accounted for the five top-performing markets. The Russian market (I.E., the ASP General Index) was first, surging 87.8% as investors pushed up prices both in anticipation and celebration of Boris Yeltsin's re-election as president.
Numbers  two  through  five  were Poland  (+44.7%),  Taiwan  (+40.7%), Venezuela
(+33.5%) and Portugal (+33.3%). The four worst performers were also emerging markets: Pakistan (-30.5%), Sri Lanka (-29.8%), South Korea (-23.4%) and Thailand (-14.5%).

    The economic environment for developing nations was mixed over the course of the 12 months ending in August. For example, POLAND's sovereign debt was raised to investment-grade status (BBB), a very positive sign for emerging economies. MEXICO put an exclamation point on its recovery from the December 1994 peso crisis (the so-called "Tequila crisis") by dramatically refinancing its Brady debt and partially prepaying bailout loans from the U.S. and the International Monetary Fund. Conditions in ARGENTINA remained harsh as the government continued its struggle to implement the Convertibility reform plan. Many ASIAN countries began to feel the pain of a slowdown in regional exports.

REGIONAL REVIEW

    We'd like to take this opportunity to summarize our views on the investment environment in the Fund's core regions of Latin America and Asia.

    LATIN AMERICA: The major theme among Latin American equity markets continues to be the region's resurgence from the depths of the Tequila crisis. It was not long ago that many observers publicly wondered how far-reaching the crisis's impact would be, not simply on Mexico's economy, but on Latin America as a whole. The possibility of serious adverse consequences for investors was very real.

    The economic climate in Latin America since the Tequila crisis is greatly improved. Underlying trends are becoming more favorable, so much so that we see the process of liberalization being deepened throughout the area.

                        BEA EMERGING MARKETS EQUITY FUND
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)

    ASIA:   A widespread decline  in the rate of  export growth, particularly of electronics and footwear, has hurt most of the region's economies. The persistence of the decline indicates that its effect is likely to be felt at least for the next few months. Other negatives include the impact of a stronger U.S. dollar and political volatility (in Indonesia and Thailand).

    Brief country comments:

    - MEXICO: the recovery from Tequila was very impressive. President Zedillo has done an excellent job of steering the nation toward prosperity through a series of hazardous developments.

    - BRAZIL: President Cardoso's Real plan is working well. However, we share local concerns about his political strength and commitment to the reform agenda.

    - ARGENTINA:  conditions  are   very  harsh,   but  it   appears  that   the
      Convertibility plan is slowly succeeding in restoring the economy's health. Some encouraging signs are beginning to appear.

    - CHILE: its 'safe haven' status among Latin American markets is intact. Although activity has slowed in the last few months, Chile's economy remains the best-managed, most stable in the region. We foresee no developments to materially change this view.

    - PERU: this is becoming an increasingly positive story. The economy is beginning to show real signs of revival following the corporate restructuring of the last few years. President Fujimori is successfully pushing his reform agenda ahead.

    - COLOMBIA: the general atmosphere of uncertainty engendered by President Samper's problems continues. We believe that Samper's departure is inevitable and that investment prospects in Colombia should be re-examined at that point.

    - HONG KONG: the "hand-off" from British to Chinese sovereignty next year appears to be proceeding smoothly. There are signs that investors are already beginning to recognize the market's potential both for 1997 and beyond. Improving economic fundamentals in China should also help.

    - MALAYSIA: some level of uncertainty exists until October's national elections and budget finalization are over. It is clear that some corporations need to undergo restructuring, but earnings growth still is buoyant. Stocks generally appear fairly valued.

    - INDONESIA: following recent political unrest and concerns about President Suharto's health, things are getting back to normal. Inflation is under control and the economy is in good shape.

    - SOUTH KOREA: important transitions are occurring. The economy is slowly being opened to foreigners, but is being negatively affected by the increased competitiveness of Japanese exporters as well as the slump in semiconductor prices.

    - THAILAND: major political and economic problems. The prime minister was forced to resign due to corruption and economic mismanagement, and a steep decline in exports is being felt throughout the country. Many months will be needed to restore stability on both fronts.

    - PHILIPPINES: GDP is rising and inflation is falling. These are counterbalanced by a vulnerable export sector and rising speculation in property (which accounts for about 60% of the stock market). Equities need new forces to drive them higher.

OUTLOOK

    Overall, we continue to feel positive about the prospects for emerging equity markets. They offer strong diversification benefits to global investors. The powerful long-term trends of infrastructure development and rising consumer demand remain very much in place. The markets themselves are growing and attracting greater investor interest.

    In Latin America, we believe that 1997 will see a continuation of the fundamental economic progress made since the Tequila effect. GDP forecasts are being raised, inflation is being dramatically reduced and many companies are increasingly

                        BEA EMERGING MARKETS EQUITY FUND
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)
integrating themselves into the markets of their regional neighbors and the rest of the world. Along with improving political developments, these conditions should maintain the area's status as a source of high potential appreciation for equity investors.

    In the near term, we are somewhat more cautious about most Asian markets. Economies in the region desperately need some form of stimulus, particularly for the export sector. The severity of the general downturn, furthermore, is a painful reminder of the extent to which the economic activity of many Asian countries is directly dependent on healthy consumer demand in the developed nations.

    Our view on how the downturn is affecting Asian equities contains both positive and negative elements. It appears that the markets have discounted the bad news, but not completely. Few are offering the kind of valuation levels that we consider cheap. With this in mind, we would not be surprised if a correction of modest magnitude were to occur in the next two to three months. Thereafter, it's quite possible that investor perceptions could begin to improve, in which case we could see firming-to-rising stock prices.

    As developments occur in the emerging markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely,

BEA International Equity Management Team
William P. Sterling, Managing Director
Stephen M. Swift, Managing Director
Richard Watt, Managing Director
Steven D. Bleiberg, Senior Vice President

             -----------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA EMERGING MARKETS EQUITY FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EMERGING MARKETS FREE INDEX FROM INCEPTION 2/1/93 AND AT EACH QUARTER END.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             BEA EMERGING MARKETS       MSCI EMERGING
                 EQUITY FUND          MARKETS FREE INDEX
02/01/93                   $ 10,000              $ 10,000
02/28/93                   $ 10,027              $ 10,159
05/31/93                   $ 10,815              $ 10,923
08/31/93                   $ 12,377              $ 12,443
11/30/93                   $ 14,653              $ 14,648
02/28/94                   $ 17,078              $ 17,058
05/31/94                   $ 14,839              $ 15,724
08/31/94                   $ 16,832              $ 18,257
11/30/94                   $ 15,879              $ 17,189
02/28/95                   $ 11,460              $ 13,765
05/31/95                   $ 12,677              $ 15,243
08/31/95                   $ 12,720              $ 15,263
11/30/95                   $ 11,835              $ 14,349
02/29/96                   $ 12,992              $ 15,795
5/31/96                    $ 13,881              $ 16,481
8/31/96                    $ 12,950              $ 15,846

 Note: Past performance is not predictive of future performance. Average Annual Total Returns are net of 1.50% redemption fees.

  AVERAGE ANNUAL
   TOTAL RETURN
    One Year              1.80%
    From Inception        7.18%

                        BEA EMERGING MARKETS EQUITY FUND
                             OF THE RBB FUND, INC.
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1996

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
COMMON AND CONVERTIBLE STOCKS, WARRANTS AND RIGHTS -- 95.6%
BRAZIL -- 15.7%
  Banco Bradesco S.A. PN.....................  321,471,549  $  2,720,047
  Centrais Eletricas de Santa Catarin PN
    Class B..................................      842,000       745,573
  Cia. Energetica de Minas Gerais 144A
    ADS****..................................          183         5,509
  Cia. Energetica de Minas Gerais ADR........       23,673       712,628
  Cia. Energetica de Minas Gerais PN.........   18,320,000       551,547
  Cia. Paulista de Forca e Luz ON**..........   14,527,220     1,307,793
  Cia. Tecidos Norte de Minas Gerais PN......    2,862,000       971,514
  Lojas Americanas S.A. PN...................   10,047,000       173,974
  Multibras Eletrodo S.A. PN.................      770,000     1,136,364
  Refrigeracao Parana S.A. PN................  573,223,000     1,483,251
  Santista Alimentos
    S.A.**...................................      722,500     1,329,275
  Telecomunicacoes de Minas Gerais PN Class
    B........................................   22,548,000     2,562,273
  Telecomunicacoes de Minas Gerais S.A. ON...      280,905        25,150
  Telecomunicacoes de Sao Paulo S.A. PN......    3,430,928       658,236
  Telecomunicacoes do Parna S.A. PN..........    1,565,000       751,397
  Telecomunicacoes do Rio de Janeiro S.A.
    ON.......................................    2,260,000       240,142
  Telecomunicacoes do Rio de Janeiro S.A.
    PN.......................................   19,756,000     2,118,658
  Usinas Siderurgica de Minas Gerais S.A.
    PN.......................................  554,102,395       577,871
                                                            ------------
                                                              18,071,202
                                                            ------------
CHILE -- 2.8%
  Chilectra S.A. 144A ADR****................       14,849       804,549
  Enersis S.A. ADR...........................       19,400       603,825
  Madeco S.A. Sponsored ADR..................       49,600     1,171,800
  Maderas y Sinteticos ADR...................       46,500       656,813
                                                            ------------
                                                               3,236,987
                                                            ------------
COLOMBIA -- 2.0%
  Banco Ganadero S.A. PFD ADR 8.75%..........       19,100       386,775

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
COLOMBIA -- (CONTINUED)
  Banco Industrial Colombiano S.A. ADR.......       19,500  $    363,187
  Carrulla & CIA 144A S.A. ADR****...........       45,400       244,252
  Cementos Diamante S.A. 144A ADS****........       42,300       444,150
  Cementos Paz del Rio 144A ADR****..........       34,200       410,400
  Gran Cadena Almacenes ADR..................       42,300       406,926
                                                            ------------
                                                               2,255,690
                                                            ------------
CROATIA -- 3.1%
  Pliva D.D. GDR 144A****....................       63,000     2,850,750
  Zagrebacka Banka GDR.......................       55,000       704,055
                                                            ------------
                                                               3,554,805
                                                            ------------
ECUADOR -- 0.5%
  Cemento Nacional Ecuador GDR...............        2,896       535,760
                                                            ------------
GHANA -- 2.6%
  Ashanti Goldfields Co. Ltd. Sponsored
    GDR......................................      159,500     2,970,687
                                                            ------------
HONG KONG -- 9.5%
  Cheung Kong Holdings Ltd...................      147,000     1,031,462
  Citic Pacific Ltd..........................      228,000     1,002,651
  Hang Seng Bank Ltd.........................       96,000       984,026
  Henderson Land Development Co. Ltd.........      130,000     1,017,267
  HKR International Ltd......................    1,153,600     1,454,776
  HSBC Holdings PLC..........................       60,000     1,036,021
  Hutchinson Whampoa Ltd.....................      175,000     1,059,303
  Sun Hung Kai Properties Ltd................       90,000       878,872
  Swire Pacific Ltd. Class A.................      106,500       947,019
  Wharf Holdings Ltd.........................      383,000     1,446,498
                                                            ------------
                                                              10,857,895
                                                            ------------
INDIA -- 3.2%
  Hindalco 144A GDR****......................       17,900       595,175
  India Fund Class B.........................      510,670       872,998
  Larsen & Toubro Ltd. GDR Reg. S New........       80,000     1,300,000
  Morgan Stanley India Investment Fund,
    Inc......................................      105,200       959,950
                                                            ------------
                                                               3,728,123
                                                            ------------
INDONESIA*** -- 4.2%
  Bank International Indonesia, PT...........      510,466     1,177,244

                See Accompanying Notes to Financial Statements.

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
INDONESIA*** -- (CONTINUED)
  Matahari Putra
    Prima, PT................................      385,250  $    505,934
  PT Astra International.....................      494,000       643,476
  PT Bank Dagang
    Nasional.................................    1,071,000       754,709
  PT Hanjaya Mandala Sampoerna...............       82,500       794,523
  PT Telekomunikasi..........................      637,000       897,758
                                                            ------------
                                                               4,773,644
                                                            ------------
ISRAEL -- 4.9%
  ECI Telecom Ltd............................       64,140     1,322,887
  Elscint Ltd. ADR...........................       15,050       137,331
  Geotek Communications, Inc.**..............      167,400     1,527,525
  Koor Industries Ltd. ADR**.................       67,300     1,160,925
  Tecnomatix Technologies**..................       38,200       759,225
  Teva Pharmaceutical Industries Ltd. ADR....       19,130       697,049
                                                            ------------
                                                               5,604,942
                                                            ------------
MALAYSIA -- 7.9%
  Diversified Resources Berhad...............      210,000       686,660
  Malayan Banking Berhad.....................      296,500     2,819,278
  Malaysian Resources Corp. Berhad...........      414,000     1,312,177
  New Straits Times Press Berhad.............      244,000     1,370,512
  Renong Berhad Holding Company..............      515,000       752,096
  Time Engineering...........................      391,000       831,414
  Time Engineering New Class A...............      195,500       415,707
  United Engineers Malaysia Ltd..............      128,000       908,967
                                                            ------------
                                                               9,096,811
                                                            ------------
MEXICO -- 9.9%
  Apasco S.A. de C.V.........................      170,240     1,145,792
  Cementos Mexicanos S.A. de C.V. Class B....      395,000     1,636,820
  Corporacion GEO S.A. de C.V. 144A ADR Class
    B**/****.................................       38,100       767,334
  Corporacion GEO S.A. de C.V. Class B**.....      140,780       709,706
  Corporacion Industrial SanLuis S.A. de C.V.
    CPO......................................      414,574     2,459,268
  Grupo Elektra S.A. de C.V. CPO.............      228,000     1,618,792

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
MEXICO -- (CONTINUED)
  Grupo Financiero Banamex Accival S.A. de
    C.V. Class B.............................      508,900  $  1,079,922
  Grupo Modelo S.A. de C.V. Class C..........      295,000     1,362,587
  Kimberly Clark de Mexico S.A. de C.V. Class
    A........................................       30,770       565,250
                                                            ------------
                                                              11,345,471
                                                            ------------
PERU -- 1.7%
  Backus y Johnson...........................      476,231       476,231
  Banco Wiese ADR............................       54,900       384,300
  Credicorp Ltd. ADR.........................       27,800       542,100
  Southern Peru Copper Corp. ADR.............       32,800       500,200
                                                            ------------
                                                               1,902,831
                                                            ------------
PHILIPPINES -- 1.8%
  Ayala Corp. Class B........................      908,400     1,059,105
  Philippine National Bank...................       59,000       986,716
                                                            ------------
                                                               2,045,821
                                                            ------------
PORTUGAL -- 3.0%
  Banco Comercial Portugues PFD Series A.....       22,000     1,094,500
  Portugal Telecom S.A. ADR**................       17,300       460,613
  Portugal Telecom S.A. Register**...........       27,000       722,432
  Sonae Industria e Investimentos S.A........       42,050     1,211,328
                                                            ------------
                                                               3,488,873
                                                            ------------
PUERTO RICO -- 0.7%
  Cellular Communications of Puerto Rico,
    Inc. ADR**...............................       30,700       821,225
                                                            ------------
RUSSIA -- 0.7%
  PLD Telekom, Inc.**........................      101,900       776,988
                                                            ------------
SINGAPORE -- 1.7%
  Overseas-Chinese Banking Corp. Ltd.***.....       55,000       660,860
  Straits Steamship Land Ltd.................      215,000       736,793
  United Overseas Bank Ltd.***...............       61,280       588,183
                                                            ------------
                                                               1,985,836
                                                            ------------
SOUTH AFRICA -- 7.8%
  Amalgamated Banks of South Africa Ltd......      114,959       530,462

                See Accompanying Notes to Financial Statements.

                 BEA EMERGING MARKETS EQUITY FUND  (CONCLUDED)

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
SOUTH AFRICA -- (CONTINUED)
  Anglo American Industrial Corp. Ltd........       49,916  $  1,847,092
  Barlow Ltd.................................       65,100       599,338
  Gencor Ltd.................................      285,430     1,005,304
  Murray and Roberts Holdings................      283,608       979,921
  Nasionale Pers Beperk......................       55,987       586,578
  Nedcor Ltd. Warrants**.....................        7,300        12,775
  Pepkor Ltd.................................      381,000     1,528,756
  SA Iron & Steel Industrial Corp. Ltd.......    1,848,647     1,108,529
  Samancor Ltd...............................       58,500       746,573
                                                            ------------
                                                               8,945,328
                                                            ------------
SOUTH KOREA -- 4.5%
  Korea Asia Fund Ltd. IDR**.................       22,500       500,625
  Korea Electric Power ADR New**.............       58,000     1,232,500
  Korea Fund, Inc............................      176,350     3,372,694
                                                            ------------
                                                               5,105,819
                                                            ------------
THAILAND*** -- 7.4%
  Advanced Information Services Public
    Company Ltd..............................       53,700       710,892
  Bangkok Bank Ltd...........................      152,000     1,927,864
  Krung Thai Bank Public Company Ltd.........      349,980     1,512,002
  Phatra Thanakit Public Company Ltd.........      300,700     1,787,753
  PTT Exploration & Production Public Company
    Ltd......................................       50,600       693,920
  Siam Cement Company Ltd....................       19,800       762,806
  Thai Farmers Bank Public Company Ltd.......      100,000     1,062,227
  Thai Farmers Bank Public Company Ltd.
    Warrants Expire 09/15/2002...............       12,500        33,690
                                                            ------------
                                                               8,491,154
                                                            ------------
    TOTAL COMMON AND
     CONVERTIBLE STOCKS,
     WARRANTS AND RIGHTS
      (Cost $101,425,342)....................                109,595,892
                                                            ------------

                                                   PAR
                                                  (000)
                                               -----------
FOREIGN BONDS**** -- 0.8%
COLOMBIA -- 0.8%
  Banco de Colombia Convertible 144A
    5.200% 02/01/1999........................  $     1,100       968,000
                                                            ------------
  TOTAL FOREIGN BONDS
    (Cost $1,218,096)........................               $    968,000
                                                            ------------
                                                   PAR
                                                  (000)        VALUE
                                               -----------  ------------
SHORT-TERM INVESTMENT -- 2.1%
  BBH Grand Cayman U.S. Dollar Time Deposit
    4.750% 09/03/1996........................  $     2,388  $  2,388,000
                                                            ------------
    TOTAL SHORT-TERM INVESTMENT
     (Cost $2,388,000).......................                  2,388,000
                                                            ------------
  TOTAL INVESTMENTS AT VALUE -- 98.5% (Cost
    $105,031,438*)........................................  $112,951,892
  OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%...........
                                                               1,739,317
                                                            ------------
  NET ASSETS (Applicable to 6,300,570 BEA Shares) --
    100.0%................................................  $114,691,209
                                                            ------------
                                                            ------------
  NET ASSET VALUE AND OFFERING PRICE PER
    SHARE($114,691,209  DIVIDED BY 6,300,570).............        $18.20
                                                            ------------
                                                            ------------
  REDEMPTION PRICE PER SHARE
    ($18.20 X .9850)......................................        $17.93
                                                            ------------
                                                            ------------

   * Cost for Federal income tax purposes at August 31, 1996 is $105,388,350. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation...........................  $  15,753,954
Gross Depreciation...........................     (8,190,412)
                                               -------------
Net Appreciation.............................  $   7,563,542
                                               -------------
                                               -------------

  ** Non-income producing securities.
 *** Denotes foreign shares.
**** Certain conditions for public sales may exist.

                            INVESTMENT ABBREVIATIONS

ADR...........................  American Depository Receipts
ADS...........................  American Depository Shares
GDR...........................  Global Depository Receipts

AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
                                                         PER
                                          AMOUNT        SHARE
                                      --------------   -------
Capital Paid-In....................      $129,649,735  $ 20.58
Accumulated Net Investment Loss....         (152,984)     (.02)
Accumulated Net Realized Loss on
 Security and Foreign Exchange
 Transactions......................      (22,726,257)    (3.61)
Net Unrealized Appreciation on
 Investments and Other.............        7,920,715      1.25
--------------------------------------------------------------
NET ASSETS                               $114,691,209  $ 18.20
--------------------------------------------------------------

                See Accompanying Notes to Financial Statements.

                           BEA U.S. CORE EQUITY FUND
                           PORTFOLIO MANAGER'S LETTER

                                                                October 10, 1996

Dear Shareholders:

    We are pleased to report on the results of the BEA U.S. Core Equity Fund (the "Fund") for the year ended August 31, 1996.

    At August 31, 1996, the net asset value (NAV) of the Fund was $19.05, compared to an NAV of $17.86 on August 31, 1995. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) for the year was 17.59%. By comparison, the Standard & Poor's 500 Index (the "S&P") posted a return of 18.71% during the same period.

MARKET COMMENTARY

    To appreciate the U.S. equity market of 1996, one must understand the market of 1995. U.S. stocks (as represented by the S&P) rose over 35% in 1995. The principal reason for this strong performance was the year's drop in long-term interest rates to approximately 6% from roughly 8%, which drove the price appreciation in bonds and was the impetus for the explosion in common stocks' price/earnings ratios.

    U.S. stocks have continued to reach new highs in 1996. Nevertheless, several issues are of concern to us:

    - EARNINGS. With P/E multiples already high and dividend yields unattractively low, earnings are left as the strongest fundamental factor driving stock prices. In the current market, moreover, earnings expectations are much more important than usual in shaping investor perceptions. This is reflected both in the selling-off of companies reporting earnings below expectations and the big gains for companies whose earnings exceed expectations.

    - SPECULATION. The speculative bubble that developed through mid-year has burst. Driven both by a general fear of an increase in interest rates and a growing number of earnings shortfalls, investors sold off their holdings in droves. Speculative issues were hit especially hard in June and July, pointing the way toward the market's current affinity for large, established companies with stable businesses.

    - LIQUIDITY. Normally, the backup of interest rates that we have experienced this year would have put sufficient pressure on P/E ratios to cause the market to fall. This reasonably predictable relationship was negated during the year's first half, however, as the flood of new cash into U.S. equity mutual funds forced fund managers to buy stocks despite higher rates.

    The latter point is best illustrated by simple quantification. Money flows into U.S. equity funds averaged about $10 billion per month during the three-year period of 1992-94. Starting in 1996, this monthly injection nearly tripled to about $30 billion, thereby cancelling out the effect of rising rates. There was a greater flow into U.S. equity funds in the first half of 1996 than in all of 1995.

    We are now seeing a reversal of this trend: fund inflows are slowing or even turning into outflows, forcing managers to sell stocks in order to raise cash for fund redemptions. This deceleration should become more pronounced during the year's second half.

    Combined with interest rates currently about a full percentage point higher than at the beginning of January, the outcome of the deceleration should be a somewhat lackluster U.S. equity market.

OUTLOOK

    By  adopting a  somewhat more  conservative investment  stance, the  Fund is well-positioned to weather the ups and downs of a correcting-to-stable environment for equities. Our emphasis continues to be on companies undergoing restructurings as well as those benefiting from a global expansion of their markets and services, with an additional preference for companies with excellent earnings prospects.

                           BEA U.S. CORE EQUITY FUND
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)

    Looking further ahead, we remain optimistic. Earnings should pick up again, as the economy seems unlikely to slow down. The "Boomernomics" demographic is also very positive for stocks, furthermore, and should be viable well into the next century.

    As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have any questions about the Fund or the capital markets in general, please feel free to call upon us at any time.

Sincerely,

BEA Domestic Equity Management Team

William W. Priest, Jr., Chief Executive Officer & Executive Director John B. Hurford, Executive Director
William P. Sterling, Managing Director
Todd M. Rice, Senior Vice President
James A. Abate, Vice President
Christopher C. Thompson, Vice President

             -----------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE EQUITY FUND AND THE S&P 500
INDEX FROM INCEPTION 9/1/94 AND AT EACH QUARTER END.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             BEA U.S. CORE
              EQUITY FUND     S&P 500 INDEX
09/01/94            $10,000           $10,000
11/30/94             $9,553            $9,615
02/28/95            $10,251           $10,398
05/31/95            $11,103           $11,455
08/31/95            $11,975           $12,149
11/30/95            $12,746           $13,168
02/29/96            $13,940           $14,007
5/31/1996           $14,383           $14,720
8/31/1996           $14,080           $14,421

 Note: Past performance is not predictive of future performance.

  AVERAGE ANNUAL
   TOTAL RETURN
    One Year             17.59%
    From Inception       18.63%

                           BEA U.S. CORE EQUITY FUND
                             OF THE RBB FUND, INC.
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1996

                                                  NUMBER
                                                 OF SHARES         VALUE
                                               -------------   -------------
COMMON AND CONVERTIBLE STOCKS -- 93.7%
AEROSPACE / DEFENSE -- 6.2%
  Coltec Industries, Inc.**..................        80,700    $   1,210,500
  Lockheed Martin Corp.......................        18,000        1,514,250
  Raytheon Company...........................        15,000          772,500
  Whittaker Corp.**..........................        10,000          140,000
                                                               -------------
                                                                   3,637,250
                                                               -------------
BROADCASTING -- 0.5%
  Providence Journal Company**...............        16,000          310,000
                                                               -------------
                                                                     310,000
                                                               -------------
BUSINESS SERVICES -- 5.0%
  Automatic Data
    Processing, Inc..........................        35,000        1,456,875
  DST Systems, Inc.**........................        28,000          861,000
  Equifax, Inc...............................        25,200          642,600
                                                               -------------
                                                                   2,960,475
                                                               -------------
CHEMICALS -- 2.1%
  Great Lakes Chemical Corp..................        12,000          690,000
  The Scotts Company Class A**...............        27,000          506,250
                                                               -------------
                                                                   1,196,250
                                                               -------------
CONGLOMERATES -- 5.4%
  Allied-Signal, Inc.........................         9,500          586,625
  General Electric Co........................        15,000        1,246,875
  Philip Morris Companies, Inc...............         7,550          677,612
  Whitman Corp...............................        30,000          671,250
                                                               -------------
                                                                   3,182,362
                                                               -------------
CONSTRUCTION & BUILDING MATERIALS -- 2.9%
  Fluor Corp.................................        10,000          640,000
  Masco Corp.................................        20,000          582,500
  USG Corporation**..........................        16,000          456,000
                                                               -------------
                                                                   1,678,500
                                                               -------------
CONSUMER PRODUCTS -- 4.1%
  Clorox Co..................................         7,000          655,375
  Colgate-Palmolive Co.......................         7,200          585,000
  Gillette Co................................        10,000          637,500
  Newell Co..................................        17,000          529,125
                                                               -------------
                                                                   2,407,000
                                                               -------------
ELECTRONICS -- 5.7%
  Berg Electronics Corp.**...................        30,000          727,500
  Electronic Data Systems Corp...............        11,000          599,500
  Emerson Electric Co........................        22,000        1,842,500
  Intel Corp.................................         2,500          199,531
                                                               -------------
                                                                   3,369,031
                                                               -------------

                                                  NUMBER
                                                 OF SHARES         VALUE
                                               -------------   -------------
ENERGY -- 6.2%
  Exxon Corporation..........................        10,000    $     813,750
  McDermott International, Inc...............        60,000        1,245,000
  Mobil Corporation..........................         6,000          676,500
  Schlumberger, Ltd..........................        11,000          928,125
                                                               -------------
                                                                   3,663,375
                                                               -------------
ENTERTAINMENT -- 3.3%
  GTech Holdings Corporation**...............        70,000        1,942,500
                                                               -------------
FINANCIAL SERVICES -- 13.7%
  ACE Limited Ordinary Shares................        30,000        1,398,750
  Allstate Corp..............................        16,000          714,000
  Associates First Capital Corp..............        20,000          790,000
  Citicorp...................................         6,900          574,425
  EXEL Limited...............................        24,000          804,000
  Federal National Mortgage
    Association..............................        15,000          465,000
  H & R Block, Inc...........................        21,500          537,500
  J.P. Morgan & Co.,
    Incorporated.............................         9,000          788,625
  NationsBank Corporation....................        10,000          851,250
  Southern National Corporation..............        18,000          562,500
  State Street Boston Corporation............        11,400          617,025
                                                               -------------
                                                                   8,103,075
                                                               -------------
FOOD & BEVERAGE -- 3.8%
  Heinz H.J. Company.........................        55,000        1,732,500
  Nabisco Holdings Corporation Class A.......        16,000          538,000
                                                               -------------
                                                                   2,270,500
                                                               -------------
HEALTH CARE -- 5.9%
  Amgen, Inc.**..............................        10,200          594,150
  Boston Scientific Corporation**............        12,200          559,675
  Humana, Inc.**.............................        46,200          866,250
  McKesson Corporation.......................        35,000        1,491,875
                                                               -------------
                                                                   3,511,950
                                                               -------------
INDUSTRIAL GOODS & MATERIALS -- 4.5%
  Canadian Pacific Limited
    Ordinary Shares..........................        38,000          855,000
  Dover Corporation..........................        13,500          592,313
  Illinois Tool Works Inc....................         9,000          622,125
  Tyco International Ltd.....................        14,200          599,950
                                                               -------------
                                                                   2,669,388
                                                               -------------
MANUFACTURING -- 1.2%
  Eastman Kodak Company......................        10,000          725,000
                                                               -------------
PACKAGING -- 2.0%
  Owens-Illinois, Inc.**.....................        75,000        1,153,125
                                                               -------------

                See Accompanying Notes to Financial Statements.

                     BEA U.S. CORE EQUITY FUND  (CONCLUDED)

                                                  NUMBER
                                                 OF SHARES         VALUE
                                               -------------   -------------
PAPER & FOREST PRODUCTS -- 1.6%
  Schweitzer-Mauduit
    International, Inc.......................        30,000    $     960,000
                                                               -------------
PHARMACEUTICALS -- 5.1%
  Barr Laboratories, Inc.**..................        27,000          695,250
  Pharmacia & Upjohn, Inc.**.................        20,000          840,000
  Smithkline Beecham Plc ADR.................        25,000        1,456,250
                                                               -------------
                                                                   2,991,500
                                                               -------------
PUBLISHING & INFORMATION SERVICES -- 3.2%
  Hollinger International, Inc...............        85,000          924,375
  Tribune Company............................        13,000          934,375
                                                               -------------
                                                                   1,858,750
                                                               -------------
REAL ESTATE -- 2.2%
  Starwood Lodging Trust.....................        17,000          646,000
  Trinet Corporate Realty Trust Inc..........        20,000          630,000
                                                               -------------
                                                                   1,276,000
                                                               -------------
RESTAURANTS HOTELS & GAMING -- 3.4%
  Marriott International, Inc................        20,000        1,097,500
  McDonald's Corporation.....................        20,000          927,500
                                                               -------------
                                                                   2,025,000
                                                               -------------
TELECOMMUNICATIONS -- 2.2%
  AT&T Corp..................................        12,600          661,500
  Frontier Corp..............................        22,000          649,000
                                                               -------------
                                                                   1,310,500
                                                               -------------
TRANSPORTATION -- 3.5%
  AMR Corporation**..........................         9,000          738,000
  Canadian National Railway
    Company..................................        35,000          669,375
  Continental Airlines, Inc.
    Class B**................................        30,000          678,750
                                                               -------------
                                                                   2,086,125
                                                               -------------
  TOTAL COMMON AND
    CONVERTIBLE STOCKS
    (Cost $51,562,892).......................                     55,287,656
                                                               -------------

                                                    PAR
                                                   (000)
                                               -------------
CORPORATE BONDS -- 1.5%
TRANSPORTATION -- 1.5%
  Santa Fe Pacific Pipeline Partners L.P.
    Conv. Debentures
    (Baa3, BB)
    11.000% 08/15/2010.......................  $         735         896,700
                                                               -------------
  TOTAL CORPORATE BONDS
    (Cost $952,300)..........................                        896,700
                                                               -------------

                                                    PAR
                                                   (000)           VALUE
                                               -------------   -------------
SHORT TERM INVESTMENT -- 4.7%
  BBH Grand Cayman U.S. Dollar Time Deposit
    4.750% 09/03/1996........................          2,775   $   2,775,000
                                                               -------------
    TOTAL SHORT TERM
     INVESTMENT
     (Cost $2,775,000).......................                  $   2,775,000
                                                               -------------
  TOTAL INVESTMENTS AT VALUE -- 99.9%
    (Cost $55,290,192*).....................................     $58,959,356
  OTHER ASSETS IN EXCESS OF
    LIABILITIES -- 0.1%.....................................          56,078
                                                               -------------
  NET ASSETS (Applicable to 3,098,175 BEA Shares) --
    100.0%..................................................     $59,015,434
                                                               -------------
                                                               -------------
  NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
    SHARE
    ($59,015,434  DIVIDED BY 3,098,175).....................          $19.05
                                                               -------------
                                                               -------------

  * Cost for Federal income tax purposes at August 31, 1996 is $55,282,034. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation...........................  $   4,785,484
Gross Depreciation...........................     (1,108,162)
                                               -------------
Net Appreciation.............................  $   3,677,322
                                               -------------
                                               -------------

 ** Non-income producing securities.

                            INVESTMENT ABBREVIATIONS

ADR...........................  American Depository Receipts

AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
                                   AMOUNT     PER SHARE
                                 -----------  ---------
Capital Paid-In................  $50,559,008  $   16.32
Accumulated Net Investment
 Income........................      410,275        .13
Accumulated Net Realized Gain
 on Security Transactions......    4,376,987       1.41
Net Unrealized Appreciation on
 Investments and Other.........    3,669,164       1.19
-------------------------------------------------------
NET ASSETS                       $59,015,434  $   19.05
-------------------------------------------------------

                See Accompanying Notes to Financial Statements.

                        BEA U.S. CORE FIXED INCOME FUND
                           PORTFOLIO MANAGER'S LETTER

                                                                October 10, 1996

Dear Shareholders:

    We are pleased to report on the results of the BEA U.S. Core Fixed Income Fund (the "Fund") for the year ended August 31, 1996.

    At August 31, 1996, the net asset value (NAV) of the Fund was $15.06, compared to an NAV of $15.42 on August 31, 1995. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) for the year was 5.23%. By comparison, the Lehman Brothers Aggregate Bond Index (the "Index") posted a return of 4.09% during the same period.

MARKET COMMENTARY

    U.S. bond markets have been most affected thus far in 1996 by investor anxiety about interest rates. The surprising strength of the U.S. economy has generated widespread concern about inflation, prompting investors to increasingly trade most debt instruments based on the belief that the Federal Reserve will raise rates. Trading has been quite volatile throughout the year both in anticipation of Fed meetings at which policy decisions are made and in response to a constant flow of economic data.

    Despite the markets' expectations, the Fed has not yet raised rates (in fact, its only move of any kind was to lower them by 25 basis points in January). The yield on the bellwether 30-year Treasury bond, furthermore, has frequently fluctuated in sharp movements, yet has hardly changed since January.

    Our own perspective is fairly positive. Aside from signs of near-full employment and accelerating wage rates, there are no substantive indicators of economic troubles ahead. On the contrary, important factors are favorable: the economy is growing at a moderate pace and inflation is under control. With these factors in mind, we continue to be overweighted in spread product.

    At the same time, however, some near-term caution is appropriate. The existence of near-full employment means that the Fed must walk a fine line. In other words, inaction on rates is agreeable now, but it may set the stage for more drastic measures ahead. If the Fed does not even modestly raise rates this year, it may be compelled to do so to a much greater extent in 1997. Tightening of such magnitude would likely produce considerable concern among participants in the capital markets.

CURRENT STRATEGY

    The overall environment that we have described persuades us to maintain our moderately defensive investment stance. Here is a brief summary of the principal elements in our approach:

    MORE YIELD, LESS PRICE RISK. Spread product has generated strong returns over the last few years and investors lack conviction concerning the direction of interest rates. The combination of these factors suggests to us that the number of opportunities to generate incremental returns related to price appreciation is waning. Alternatively, we are focused on generating incremental yield, which should lower volatility and preserve capital.

    SECTOR ROTATION. Within our corporate bond positions, we have been rotating industry sectors to take advantage of favorable investment conditions. This increases diversification, leaves the Fund somewhat less vulnerable to general market risk factors and enhances potential total return. Sectors we currently like include airlines, utilities, financial services, cable/ media and energy.

    SMALLER CORPORATE ALLOCATION. The downward path of interest rates in recent years has compelled many debt investors to seek higher yields. As a result, demand for spread product is extremely high and most yield spreads have greatly narrowed. We are reducing the Fund's corporate allocation because the lower yield spreads between corporates and other instruments have rendered corporates less attractive. Nevertheless, we continue to see security-specific opportunities related to balance-sheet improvement.

                        BEA U.S. CORE FIXED INCOME FUND
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)

    LARGER  MBS   AND   HIGH-YIELD  ALLOCATIONS.      With  yield   spreads   on
investment-grade corporates declining, we consider mortgage-backed securities and domestic high-yield debt particularly attractive. Each possess a favorable risk/reward profile and serves to raise the Fund's diversification and income stream. Accordingly, we are increasing our positions in both categories when appropriate.

    GREATER LIQUIDITY. It is difficult to predict when the current period of ample investor liquidity will end. Our inclination is to opportunistically sell into strength in order to buy back securities at cheaper prices should liquidity conditions change.

    As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
William P. Sterling, Managing Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President

             -----------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE FIXED INCOME FUND AND THE LEHMAN
BROTHERS AGGREGATE BOND INDEX FROM INCEPTION 4/1/94 AND AT EACH QUARTER END.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             BEA U.S. CORE FIXED      LEHMAN BROTHERS
                 INCOME FUND        AGGREGATE BOND INDEX
04/01/94                 $ 10,000                $ 10,000
05/31/94                  $ 9,913                 $ 9,999
08/31/94                 $ 10,017                $ 10,188
11/30/94                  $ 9,812                $ 10,007
02/28/95                 $ 10,204                $ 10,520
05/31/95                 $ 10,864                $ 11,148
08/31/95                 $ 11,078                $ 11,342
11/30/95                 $ 11,475                $ 11,775
02/29/96                 $ 11,590                $ 11,809
5/31/1996                $ 11,464                $ 11,638
8/31/1996                $ 11,658                $ 11,806

 Note: Past performance is not predictive of future performance.

  AVERAGE ANNUAL
   TOTAL RETURN
    One Year              5.23%
    From Inception        6.54%

                        BEA U.S. CORE FIXED INCOME FUND
                             OF THE RBB FUND, INC.
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1996

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
CORPORATE BONDS -- 23.1%
BANKING -- 3.0%
  Citicorp Medium Term Notes (A2, A)
    6.750% 10/15/2007........................  $     555    $     517,538
  Credit Lyonnais Perpetual Sub Variable Rate
    Notes, Rule 144A
    (Baa2, NR)****/+/+++
    6.625%...................................        300          290,055
  First Nationwide (Parent) Holdings, Inc.
    Sr. Notes (B2, B)
    12.500% 04/15/2003.......................        435          451,313
  Hongkong & Shanghai Banking Corp Ltd.
    Perpetual Sub. FRN Series 1
    (Baa1, NR)+/+++
    6.000%...................................        580          492,536
  Hongkong & Shanghai Banking Corp Ltd.
    Perpetual Sub. FRN Series 2
    (Baa1, NR)+/+++
    5.813%...................................         60           50,619
  Midland Bank Plc Perpetual Sub. FRN Series
    2 (A1, A-)+/+++
    5.750%...................................        390          334,523
  National Westminster Bank PLC Perpetual
    Sub. FRN Series B (Aa3, A+)+/+++
    5.875%...................................        480          418,992
  Santander Financial Issuances Perpetual
    Sub. FRN
    (A2, NR) +/+++
    6.525%...................................        500          493,800
  Swiss Bank Corp. New York Subordinated
    Notes (Aa2, AA)
    6.750% 07/15/2005........................        580          554,625
                                                            -------------
                                                                3,604,001
                                                            -------------
CABLE -- 1.9%
  Adelphia Communications Corporation Senior
    Notes, Series B PIK Bonds (B3, B)
    9.500% 02/15/2004........................         15           12,209
  Falcon Holding Group L.P. Senior
    Subordinated Notes PIK Bonds (NR, NR)
    11.000% 09/15/2003.......................        877          818,180
  Kabelmedia Holding Gmbtt Yankee Senior
    Discount Notes (B3, B-)++
    13.625% 08/01/2006.......................        900          465,750
  Summit Communications Group, Inc. Senior
    Subordinated Notes (Ba3, BB+)
    10.500% 04/15/2005.......................        865          939,606
                                                            -------------
                                                                2,235,745
                                                            -------------

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
CHEMICALS -- 0.9%
  Reliance Industries Ltd. 144A Yankee Notes
    (NR, NR)
    10.500% 08/06/2046.......................  $     780    $     770,250
  UCC Investors Holdings Inc. Subordinated
    Discount Notes (B3, B-)++
    12.000% 05/01/2005.......................        290          249,763
                                                            -------------
                                                                1,020,013
                                                            -------------
CONSTRUCTION & BUILDING MATERIALS -- 0.3%
  J.M. Peters Company, Inc., Senior Notes
    (B3, NR)
    12.750% 05/01/2002.......................        440          404,800
                                                            -------------
ENERGY -- 1.3%
  Gulf Canada Resources Ltd. Yankee Senior
    Notes (Ba2, BB+)
    8.350% 08/01/2006........................        800          777,000
  Gulf Canada Resources Yankee Subordinated
    Debentures (Ba3, BB-)
    9.625% 07/01/2005........................        240          246,600
  PDV America, Inc. Guaranteed Senior Notes
    (Baa3, B)
    7.875% 08/01/2003........................        505          481,644
                                                            -------------
                                                                1,505,244
                                                            -------------
ENTERTAINMENT -- 2.1%
  Six Flags Entertainment Notes (Baa3,
    BBB-)++
    5.293% 12/15/1999........................         15           11,831
  Time Warner, Inc. Debentures (Ba1, BBB-)
    6.850% 01/15/2026........................      2,570        2,451,138
                                                            -------------
                                                                2,462,969
                                                            -------------
ENVIRONMENTAL SERVICES -- 0.3%
  EnviroSource, Inc. Senior Notes (B3, B-)
    9.750% 06/15/2003........................        390          361,725
                                                            -------------
FINANCIAL SERVICES -- 5.6%
  AT&T Capital Corporation Medium Term Notes
    Series 3 (Baa3, A)
    6.030% 10/27/1997........................      1,500        1,491,375
  Fifth Mexican Acceptance Corp. Rule 144A
    Notes Tranche A (NR, NR)****/++++
    8.000% 12/15/1998........................        760          235,600
  Ford Holdings, Inc. Guaranteed Notes (A1,
    A+)
    9.250% 03/01/2000........................         10           10,638
  General Motors Acceptance Corp. Medium Term
    Notes (A3, A-)
    7.250% 07/20/1998........................        125          126,250

                See Accompanying Notes to Financial Statements.

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
FINANCIAL SERVICES -- (CONTINUED)
  General Motors Acceptance Corp. Medium Term
    Notes (A3, A-)
    7.375% 04/15/1999........................  $   1,120    $   1,134,000
  General Motors Acceptance Corp. Medium Term
    Notes (A3, A-)
    6.625% 04/24/2000........................      1,290        1,273,875
  General Motors Acceptance Corp. Medium Term
    Notes (A3, A-)
    6.900% 06/06/2000........................        140          139,300
  General Motors Acceptance Corp. Medium Term
    Notes (A3, A-)
    6.900% 07/05/2000........................        165          163,969
  Gentra Inc. Subordinated Debentures (NR,
    NR)
    7.500% 12/31/2001........................        800          667,982
  L'Auxiliare du Credit Foncier de France
    Guaranteed FRN (Ba1, NR)
    5.332% 09/25/2002........................        420          403,116
  L'Auxiliare du Credit Foncier de France Sr.
    Unsubordinated Notes (Baa1, A)
    8.000% 01/14/2002........................        930          960,806
                                                            -------------
                                                                6,606,911
                                                            -------------
FOOD & BEVERAGE -- 0.3%
  Fresh del Monte Produce Senior Notes Series
    B (Caa, CCC+)
    10.000% 05/01/2003.......................        400          375,000
                                                            -------------
INDUSTRIAL GOODS & MATERIALS -- 0.9%
  Specialty Equipment Companies Inc. Senior
    Subordinated Note (B3, B-)
    11.375% 12/01/2003.......................        300          317,250
  Tenneco, Inc. Debentures (Baa2, BBB-)
    7.250% 12/15/2025........................        840          768,600
                                                            -------------
                                                                1,085,850
                                                            -------------
PACKAGING -- 0.4%
  Crown Packaging 144A Units (NR, NR)++
    14.000% 08/01/2006.......................        350          136,500
  Gaylord Container Corp. Senior Subordinated
    Debentures (Caa, B-)
    12.750% 05/15/2005.......................        300          321,750
  Stone Container Corp. First Mortgage Notes
    (B1, BB-)
    10.750% 10/01/2002.......................         20           20,650
                                                            -------------
                                                                  478,900
                                                            -------------
PAPER & FOREST PRODUCTS -- 0.7%
  P.T. Indah Kiat Pulp & Paper Corp.
    Guaranteed Notes, Series B (Ba2, BB)
    11.875% 06/15/2002.......................        190          198,550

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
PAPER & FOREST PRODUCTS -- (CONTINUED)
  P.T. Indah Kiat Pulp & Paper Corp. Sr.
    Secured Debentures (Ba2, BB)
    8.875% 11/01/2000........................  $     610    $     593,225
                                                            -------------
                                                                  791,775
                                                            -------------
REAL ESTATE -- 0.6%
  Chelsea GCA Realty Inc. Guaranteed Notes
    (Ba2, BB+)
    7.750% 01/26/2001........................        750          741,563
                                                            -------------
RETAIL -- 0.5%
  Hills Stores, Inc. Senior Notes Series B
    (B1, NR)
    12.500% 07/01/2003.......................        320          297,600
  Pueblo Xtra International, Inc. Senior
    Notes (B2, B-)
    9.500% 08/01/2003........................        275          247,500
                                                            -------------
                                                                  545,100
                                                            -------------
STEEL -- 0.3%
  Armco, Inc. Senior Notes (B2, B)
    9.375% 11/01/2000........................        330          326,287
                                                            -------------
                                                                  326,287
                                                            -------------
TELECOMMUNICATIONS -- 2.0%
  BellSouth Telecommunications, Inc.
    Debentures (Aaa, AAA)
    5.850% 11/15/2045........................      1,495        1,444,544
  Nippon Telegraph & Telephone Corp. Yankee
    Notes (Aaa, AAA)
    9.500% 07/27/1998........................         70           73,587
  Rogers Cantel Mobile Communications Inc.
    Yankee Senior Secured Debentures (Ba3,
    BB+)
    9.375% 06/01/2008........................        710          696,687
  Videotron Holdings Plc Yankee Senior
    Discount Notes (B3, B+)++
    11.000% 08/15/2005.......................        325          214,094
                                                            -------------
                                                                2,428,912
                                                            -------------
TRANSPORTATION -- 0.7%
  Delta Air Lines, Inc. Debentures (Ba1, BB)
    10.375% 02/01/2011.......................        585          691,031
  NWA Trust Mezzanine Aircraft Notes Series D
    (Ba1, BB+)
    13.875% 06/21/2008.......................         90          105,300
                                                            -------------
                                                                  796,331
                                                            -------------
UTILITIES -- 1.3%
  Long Island Lighting Co. Debentures (Ba3,
    BB+)
    9.000% 11/01/2022........................        990          899,662
  Niagara Mohawk Power Corp. First Mortgage
    Bonds (Ba3, BB-)
    5.875% 09/01/2002........................        420          352,275

                See Accompanying Notes to Financial Statements.

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
UTILITIES -- (CONTINUED)
  Niagara Mohawk Power Corp. First Mortgage
    Bonds (Ba3, BB-)
    7.375% 08/01/2003........................  $     305    $     273,356
  Toledo Edison Co. Debentures (B1, B+)
    8.700% 09/01/2002........................         45           41,175
                                                            -------------
                                                                1,566,468
                                                            -------------
    TOTAL CORPORATE BONDS
      (Cost $27,665,451).....................                  27,337,594
                                                            -------------
FOREIGN GOVERNMENT BONDS -- 2.2%
  Federal Republic of Brazil Interest Due
    Bonds FRN
    (B1, NR)+
    6.688% 01/01/2001........................        683          655,200
  Republic of Argentina Step-Up Par Bonds
    Non-U.S. Tranche Series L-G-P (B1, BB-)
    5.250% 03/31/2023........................        500          268,125
  Republic of Colombia Yankee Notes (Baa3,
    BBB-)
    7.250% 02/15/2003........................        410          381,813
  Republic of Turkey Trust
    Series T-2 (Aaa, AAA)
    9.400% 11/15/1996........................          1              528
  The Polish People's Republic Discount Bonds
    FRN
    (Baa3, BBB-)+
    6.438% 10/27/2024........................        610          587,506
  United Mexican States Par Bonds Series A
    (Ba2, BB)(a)
    6.250% 12/31/2019........................      1,000          662,500
                                                            -------------
    TOTAL FOREIGN GOVERNMENT BONDS (Cost
      $2,386,785)............................                   2,555,672
                                                            -------------
AGENCY OBLIGATIONS -- 32.7%
FEDERAL HOME LOAN MORTGAGE CORP -- 9.6%
  FHLMC
    6.000% 06/01/1999........................         20           19,522
    6.000% 11/01/1999........................         59           56,948
    7.000% 08/01/2000........................        101           99,898
    6.000% 01/01/2001........................        272          264,233
    6.000% 02/01/2001........................        214          207,922
    7.000% 04/01/2008........................         29           28,075
    7.000% 08/01/2010........................        267          262,750
    7.000% 09/01/2010........................      2,907        2,850,162
    7.000% 11/01/2010........................        208          204,324
    7.000% 12/01/2010........................        256          250,740
    7.000% 01/01/2011........................        351          344,491
    7.000% 04/01/2011........................         39           38,393
    7.000% 05/01/2011........................        743          728,772
    7.000% 06/01/2011........................        380          372,652
    8.000% 04/01/2025........................        967          968,109
    8.000% 06/01/2025........................        109          109,398
    8.000% 08/01/2025........................        122          121,979
    8.000% 12/01/2025........................        289          288,652
    8.000% 01/01/2026........................        369          369,231

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
FEDERAL HOME LOAN MORTGAGE CORP -- (CONTINUED)
    6.000% 03/01/2026........................  $     229    $     205,894
    8.000% 05/01/2026........................        378          378,717
    8.000% 06/01/2026........................      2,459        2,461,559
  FHLMC Series 1014 Class E
    7.950% 02/15/2020........................        768          780,958
                                                            -------------
                                                               11,413,379
                                                            -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.8%
  FNMA
    7.500% 01/01/2000........................         54           54,274
    7.500% 04/01/2000........................        563          565,206
    7.500% 07/01/2000........................         68           68,247
    5.500% 04/01/2001........................         24           22,503
    7.500% 06/01/2001........................        101          101,692
    7.500% 09/01/2001........................        731          734,781
    6.000% 10/01/2001........................      1,727        1,652,415
    7.500% 12/01/2001........................         47           47,183
    6.000% 10/01/2002........................        177          169,246
    7.500% 06/01/2003........................        413          414,973
    7.500% 07/01/2003........................        733          735,970
    10.00% 02/01/2005........................         58           61,268
    10.00% 01/01/2010........................          9            9,211
    6.000% 11/01/2010........................        237          222,503
    6.000% 01/01/2011........................      1,356        1,271,683
    6.000% 02/01/2025........................        211          189,465
    7.000% 07/01/2025........................         26           24,616
    7.000% 09/01/2025........................        729          694,243
    7.000% 10/01/2025........................        728          692,838
    6.000% 01/01/2026........................        102           91,170
    6.000% 02/01/2026........................      1,172        1,052,136
    7.000% 04/01/2026........................      7,087        6,748,205
    7.000% 10/01/2026........................        646          615,152
  FNMA (TBA)**
    7.000% 01/01/2003........................      2,550        2,522,906
  FNMA 1991-165 Class M
    8.250% 12/25/2021........................         13           13,307
                                                            -------------
                                                               18,775,193
                                                            -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.0%
  GNMA
    8.250% 08/15/2004........................          1            1,074
    9.000% 11/15/2004........................          2            1,838
    9.000% 12/15/2004........................          1            1,339
    8.250% 04/15/2006........................          2            2,265
    7.000% 09/01/2008........................        342          336,632
    7.000% 11/15/2008........................        296          291,533
    7.000% 02/01/2009........................        150          147,455
    7.000% 03/15/2009........................        368          361,754
    7.000% 04/15/2009........................        349          343,046
    7.000% 05/01/2009........................        273          268,765
    7.000% 01/15/2011........................        787          774,410
    7.000% 02/15/2011........................        529          520,033
    13.50% 07/15/2014........................          1              924
    9.000% 06/15/2016........................        105          109,845
    8.000% 04/15/2017........................        191          190,830
    9.000% 10/15/2017........................        483          504,247
    9.000% 08/15/2021........................        829          865,106
  GNMA (TBA)**
    8.000% 01/15/2025........................      1,130        1,129,294
                                                            -------------
                                                                5,850,390
                                                            -------------

                See Accompanying Notes to Financial Statements.

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
MISCELLANEOUS -- 2.3%
  National Archive Facility Trust COP (Aaa,
    AAA)
    8.500% 09/01/2019........................  $     436    $     468,688
  Tennessee Valley Authority Debentures (NR,
    AAA)
    5.980% 04/01/2036........................          2        2,289,262
                                                            -------------
                                                                2,757,950
                                                            -------------
  TOTAL AGENCY OBLIGATIONS (Cost
    $39,434,857).............................                  38,796,912
                                                            -------------
ASSET BACKED SECURITIES -- 3.0%
  Fleetwood Credit Corporation Grantor Trust
    Retail Installment Sale Contracts Series
    1993-B, Class A (Aaa, AAA)
    4.950% 08/15/2008........................          8            7,514
  Fleetwood Credit Corporation Grantor Trust
    Retail Installment Sale Contracts Series
    1994-A, Class A (Aaa, AAA)
    4.700% 07/15/2009........................          8            8,075
  Fleetwood Credit Corporation Grantor Trust
    Retail Installment Sale Contracts Series
    1994-B, Class A (Aaa, AAA)
    6.750% 03/15/2010........................         89           88,329
  Goldome Credit Corporation Home Equity
    Trust Series 1990-1, Class A (Aa2, AA)
    10.000% 07/15/2005.......................         22           22,313
  Green Tree Financial Corporation
    Manufactured Housing Contracts Series
    1993-4, Class A-2 (Aa2, NR)
    5.850% 01/15/2019........................        105          103,348
  Green Tree Financial Corporation
    Manufactured Housing Contracts Series
    1995-5, Class A-3 (Aaa, AAA)
    6.250% 10/15/2025........................        420          407,001
  Green Tree Financial Corporation
    Manufactured Housing Contracts Series
    1995-6, Class A-2 (Aaa, AAA)
    6.400% 08/15/2025........................      1,210        1,201,315
  Green Tree Financial Corporation
    Manufactured Housing Contracts Series
    1995-6, Class A-3 (Aaa, AAA)
    6.650% 11/15/2025........................        130          127,770

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
ASSET BACKED SECURITIES -- (CONTINUED)
  Green Tree Financial Corporation
    Manufactured Housing Contracts Series
    1995-7, Class A-2 (Aaa, AAA)
    6.150% 11/15/2026........................  $     165    $     164,250
  Green Tree Financial Corporation
    Manufactured Housing Contracts Series
    1995-8, Class A-2 (Aaa, AAA)
    6.150% 12/15/2026........................        135          133,636
  New York City Tax Lien Collateralized
    Bonds, Series 1996-1, Class C (NR, A)
    7.110% 02/25/2005........................      1,212        1,209,096
  World Omni Automobile Lease Securitization
    Trust, Retail Closed-End Lease Contracts
    Series 1995-A, Class A
    (Aaa, AAA)
    6.050% 11/25/2001........................        125          124,487
                                                            -------------
    TOTAL ASSET BACKED SECURITIES (Cost
      $3,629,688)............................                   3,597,134
                                                            -------------
COLLATERIZED MORTGAGED BACKED SECURITIES -- 4.3%
  Asset Securitization Corporation Series
    1995-MD4, Class A1 (NR, AAA)
    7.100% 08/13/2029........................        119          114,470
  CBM Funding Corporation Series 1996-1,
    Class B (NR, A)
    7.480% 02/01/2008........................      1,000          983,750
  Carousel Center Finance Inc. Series, 1
    Class C Rule 144A (NR, BBB+)
    7.527% 11/15/2007........................        463          450,368
  Collateralized Mortgage Obligation Trust,
    REMIC Series 54, Class C (Aaa, AAA)
    9.250% 11/01/2013........................          3            2,643
  Kidder Peabody Acceptance Corporation
    Series 1993-C1, Class A-3 (NR, NR)
    6.800% 09/01/2006........................        535          512,367
  Kidder Peabody Acceptance Corporation
    Series 1994-C1, Class B (NR, AA)
    6.850% 02/01/2006........................        790          775,033
  PaineWebber Mortgage Acceptance Corp. IV
    Multifamily Mortgage Pass-Throughs Series
    1995-M1, Class A 144A (NR, NR)****
    6.700% 01/15/2007........................      1,200        1,170,750

                See Accompanying Notes to Financial Statements.

                  BEA U.S. CORE FIXED INCOME FUND  (CONCLUDED)

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
COLLATERIZED MORTGAGED BACKED SECURITIES -- (CONTINUED)
  PaineWebber Mortgage Acceptance Corp. IV
    Multifamily Mortgage Pass-Throughs Series
    1995-M1, Class D 144A (NR, NR)****
    7.300% 12/15/2002........................  $     420    $     404,742
  Structured Asset Securities Corporation
    Series 1996-CFL, Class A1C (NR, AAA)
    5.944% 02/25/2028........................        670          640,137
  U.S. Dept. of Veterans Affairs, Vendee
    Mortgage Trust REMIC, Series 1995-2B,
    Class 2C (NR, NR)
    7.500% 10/15/2015........................         10            9,921
                                                            -------------
    TOTAL COLLATERIZED MORTGAGED BACKED
      SECURITIES (Cost $5,256,450)...........                   5,064,181
                                                            -------------
MUNICIPAL BONDS -- 0.0%
  South Carolina State Public Service
    Authority Revenue Bonds Series C (Aaa,
    AAA)
    5.125% 01/01/2021........................         30           26,925
                                                            -------------
    TOTAL MUNICIPAL BONDS (Cost $28,440).....                      26,925
                                                            -------------
U.S. TREASURY OBLIGATIONS--32.8%
U.S. TREASURY BONDS--11.4%
  8.750% 08/15/2020..........................      2,610        3,041,746
  7.875% 02/15/2021..........................      9,810       10,471,585
                                                            -------------
                                                               13,513,331
                                                            -------------
U.S. TREASURY NOTES -- 21.4%
  5.375% 05/31/1998..........................        100           98,516
  6.750% 05/31/1999..........................         30           30,182
  7.750% 11/30/1999..........................     16,050       16,592,329
  7.250% 05/15/2004..........................      4,645        4,745,704
  7.500% 02/15/2005..........................      3,765        3,902,723
                                                            -------------
                                                               25,369,454
                                                            -------------
    TOTAL U.S. TREASURY OBLIGATIONS (Cost
      $40,128,991)...........................                  38,882,785
                                                            -------------
SHORT-TERM INVESTMENT -- 3.5%
  BBH Grand Cayman U.S. Dollar Time Deposit
    4.750% 09/03/1996........................      4,179        4,179,000
                                                            -------------
    TOTAL SHORT-TERM INVESTMENT
      (Cost $4,179,000)......................                   4,179,000
                                                            -------------


                                                   NUMBER
                                                OF SHARES           VALUE
                                               ----------   -------------
WARRANTS*** -- 0.0%
  Capital Pacific Holdings Group, Inc.
    Warrants expiring 05/01/02...............      1,817    $       1,181
                                                            -------------
    TOTAL WARRANTS (Cost $1,000).............                       1,181
                                                            -------------
TOTAL INVESTMENTS AT VALUE -- 101.6%
  (Cost $122,710,662*)...................................    $120,441,384
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%)..........
                                                              (1,845,109)
                                                            -------------
NET ASSETS (Applicable to 7,873,570 BEA SHARES) --
  100.0%.................................................    $118,596,275
                                                            -------------
                                                            -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  ($118,596,275  DIVIDED BY 7,873,570)...................          $15.06
                                                            -------------
                                                            -------------

   * Also cost for Federal income tax purposes at August 31, 1996. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation...........................  $     562,416
Gross Depreciation...........................     (2,831,694)
                                               -------------
Net Appreciation.............................  $  (2,269,278)
                                               -------------
                                               -------------

  ** Securites were acquired on a delayed delivery basis.
 *** Non-income producing securities.
**** Certain conditions for public sales may exist.
   + Variable rate obligations --  The interest shown is  the rate as of  August
     31, 1996.
  ++ Step  Bond -- The interest rate as of  August 31, 1996 is 0% and will reset to interest shown at a future date.
 +++ Securities have no stated final maturity date.
++++ Guaranteed by Grupo Sidek, S.A. de C.V. and Grupo Situr S.A. de C.V.
 (a) With an additional 1,000,000 rights attached, expiring 06/03/2006, with no market value.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent ratings available at August 31, 1996 and are unaudited.

                            INVESTMENT ABBREVIATIONS

FRN...........................  Floating Rate Note
PIK...........................  Pay In Kind
TBA...........................  To Be Announced

AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
                                    AMOUNT     PER SHARE
                                  -----------  ---------
Capital Paid-In.................  $118,137,940 $   15.00
Accumulated Net Investment
 Income.........................    1,925,440        .25
Accumulated Net Realized Gain on
 Security and Foreign Exchange
 Transactions...................      795,189        .10
Net Unrealized Depreciation on
 Investments and Other..........   (2,262,294)      (.29)
--------------------------------------------------------
NET ASSETS                        $118,596,275 $   15.06
--------------------------------------------------------

                See Accompanying Notes to Financial Statements.

                          BEA GLOBAL FIXED INCOME FUND
                           PORTFOLIO MANAGER'S LETTER

                                                                October 10, 1996
Dear Shareholders:

    We are pleased to report on the results of the BEA Global Fixed Income Fund (the "Fund") for the year ended August 31, 1996.

    At August 31, 1996, the net asset value (NAV) of the Fund was $15.75, compared to an NAV of $15.67 on August 31, 1995. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) for the year was 9.65%. By comparison, the unhedged J.P. Morgan Global Bond Index (GBI) posted a return of 6.83% during the same period.

GLOBAL MARKETS IN REVIEW

    The Fund's fiscal year ended with positive performance by almost all global bond markets. The lone exception was Japan, which lost 4.45%. [Note: all country-market returns cited are those of J.P. Morgan's country indices, expressed in U.S. dollar terms.] Among developed nations, the Swedish (+ 31.59%) and Italian markets (+29.04%) were the strongest. All developed markets outperformed GBI's 6.8% appreciation, except for the U.S. (+3.84%) and Japan.

    Emerging debt markets achieved much higher performance during the year. As measured by the J.P. Morgan Emerging Market Bond Index, aggregate emerging debt markets rose 34.46%, higher than all developed markets. By far, the top performer was the Russian market, which soared 97.79% both in response to budding capitalism and in anticipation of the re-election of Boris Yeltsin as president. The worst-performing emerging debt market was Bulgaria, whose 15.72% gain would have ranked it higher than all but four of the developed markets included in GBI.

    When developed and emerging markets are combined, eight of the year's top ten performers were in emerging markets. Sweden and Italy were the only developed markets in this group, and they ranked seventh and ninth, respectively.

    These results indicate a reversal of the historical synchronization by which most of the fluctuation among the world's debt markets has been strongly tied to U.S. interest-rate movements and U.S. economic developments more generally. We refer to this change as "decoupling," and its occurrence, starting in early 1996, has caught many global investors off-guard. Bonds now trade far more on the basis of domestic and regional factors than previously.

FUND STRATEGY

    We  attribute the Fund's outperformance  of GBI over the  fiscal year to the
success  of  our  opportunistic  strategies   both  for  debt  instruments   and
currencies:

    - DEBT: we generated healthy gains in emerging markets. Considering the especially strong performance of these markets during the year, we felt it prudent to take profits and trim our exposure a bit. We also dealt cautiously in U.S. and Japanese government instruments, which paid off as 1996 progressed, and shifted some of our European holdings around to exploit what we regarded as areas of undervaluation.

    - CURRENCIES: In conjunction with our debt holdings, we overweighted European currencies vs. GBI and underweighted the U.S. dollar for much of 1995. We reversed this pattern in 1996, achieving gains by shifting into higher-yielding European currencies (E.G., those of Spain, Italy and Sweden) from positions in lower-yielding core European markets (E.G., the Dutch guilder). We also overweighted the strengthening dollar.

    Going forward, we will likely retain our cautious stance toward U.S. and Japanese debt and overweight holdings in Europe. Among currencies, we expect to remain overweighted in the dollar and underweighted both in the Japanese yen and European currencies generally.

OUTLOOK

    Our overall near-term view of the global fixed income marketplace is one of uncertainty. We are somewhat more confident that the current outperformance of U.S.-dollar-bloc debt by non-dollar-bloc debt will continue, but at a slower pace.

                          BEA GLOBAL FIXED INCOME FUND
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)

    Looking further ahead to the next year or so, we are more optimistic. In the U.S. market, we believe returns will be positive, primarily based on two factors. First, we suspect that investors will shrug off any modest tightening by the Federal Reserve and turn their attention forward to the benefits of an enduringly healthy economy. Second, our analysis indicates that, as an asset class, bonds represent real value relative to equities.

    In Europe, we regard the approaching implementation of the European Monetary Union as a positive force that will compel governments to get their economic houses in order. To do so, they must maintain fairly easy monetary policy, which would be favorable for fixed income.

    More broadly, our sense is that inflation fears in many nations will dissipate. This, in turn, should have a stabilizing effect on their fixed income markets.

    As developments occur in the global fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
William P. Sterling, Managing Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President

             -----------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA GLOBAL FIXED INCOME FUND AND THE JP MORGAN
GLOBAL GOVERNMENT BOND INDEX (UNHEDGED) FROM INCEPTION 6/28/94, PERIOD ENDED 7/31/94, AND AT EACH QUARTER END.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 JP MORGAN GLOBAL
             BEA GLOBAL FIXED    GOVT. BOND INDEX
                   Income Fund           (unhedged)
06/28/94              $ 10,000             $ 10,000
07/31/94              $ 10,027             $ 10,115
08/31/94              $ 10,001             $ 10,089
11/30/94              $ 10,045             $ 10,161
02/28/95              $ 10,274             $ 10,659
05/31/95              $ 11,156             $ 11,696
08/31/95              $ 11,072             $ 11,496
11/30/95              $ 11,574             $ 12,003
02/29/96              $ 11,668             $ 11,957
5/31/1996             $ 11,831             $ 11,907
8/31/1996             $ 12,140             $ 12,283

 Note: Past performance is not predictive of future performance.

  AVERAGE ANNUAL
   TOTAL RETURN
    One Year              9.65%
    From Inception        9.30%

                          BEA GLOBAL FIXED INCOME FUND
                             OF THE RBB FUND, INC.
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1996

                                               PAR
                                              (000)           VALUE
                                          -------------   -------------
INTERNATIONAL BONDS -- 61.1%
ARGENTINA -- 1.0%
  Republic of Argentina FRB
    (B1, BB-)
    6.313% 03/31/2005...................  $         495   $     384,862
                                                          -------------
AUSTRALIA -- 2.9%
  Queensland Treasury Corp. Guaranteed
    Bonds
    (NR, NR)
    8.000% 07/14/1999...................     AUD    630         506,896
  Treasury Corporation of Victoria
    Guaranteed Bonds
    (Aa2, AA+)
    8.250% 10/15/2003...................            770         614,158
                                                          -------------
                                                              1,121,054
                                                          -------------
BRAZIL -- 0.7%
  Federal Republic of Brazil Interest
    Due Bonds FRN Series A
    (B1, NR)+
    6.688% 01/01/2001...................  $         228         218,400
                                                          -------------
BULGARIA -- 0.3%
  Republic of Bulgaria Discount Bonds
    Tranche A
    (B3, NR)+
    6.688% 07/28/2004...................            250         127,500
                                                          -------------
CANADA -- 5.4%
  Export Development Corporation Senior
    Unsubordinated Eurobonds
    (Aa2, AA+)
    7.600% 02/14/2001...................   ITL  800,000         501,258
  Government of Canada Debentures
    (Aa1, AAA)
    8.750% 12/01/2005...................     CND  1,960       1,565,651
                                                          -------------
                                                              2,066,909
                                                          -------------
FRANCE -- 2.0%
  Republic of France Treasury Bonds --
    O.A.T.
    (Aaa, NR)
    7.500% 04/25/2005...................   FF     3,600         763,089
                                                          -------------

                                               PAR
                                              (000)           VALUE
                                          -------------   -------------
GERMANY -- 8.8%
  Federal Republic of Germany Eurobonds
    (Aaa, NR)
    7.250% 10/21/2002...................     DEM  4,630   $   3,371,882
                                                          -------------
ITALY -- 8.0%
  Republic of Italy Debentures
    (Aa3, AAA)
    8.500% 01/01/2004...................  ITL 4,775,000       3,063,184
                                                          -------------
MEXICO -- 1.3%
  United Mexican States Par Bond Series
    A
    (Ba2, BB)(a)
    6.250% 12/31/2019...................  $         750         496,875
                                                          -------------
NETHERLANDS -- 6.0%
  Netherlands Government Bonds
    (NR, NR)
    9.000% 05/15/2000...................    NLG   3,360       2,307,114
                                                          -------------
SPAIN -- 3.3%
  Kingdom of Spain Debentures
    (NR, NR)
    10.250% 11/30/1998..................    ESP  99,000         834,763
  Kingdom of Spain Debentures
    (NR, NR)
    10.100% 02/28/2001..................         49,800         427,995
                                                          -------------
                                                              1,262,758
                                                          -------------
SUPRANATIONAL -- 10.5%
  International Bank for Reconstruction
    & Development Japanese Yen Global
    Bonds
    (Aaa, AAA)
    5.250% 03/20/2002...................   JPY  379,500       4,044,482
                                                          -------------
SWEDEN -- 3.3%
  Nordic Investment Bank Sr.
    Unsubordinated
    (Aaa, AAA)
    6.250% 02/08/1999...................    SEK   4,500         676,411
  Swedish Government Debentures
    (Aa1, NR)
    11.000% 01/21/1999..................          3,600         597,634
                                                          -------------
                                                              1,274,045
                                                          -------------

                See Accompanying Notes to Financial Statements.

                   BEA GLOBAL FIXED INCOME FUND  (CONCLUDED)

                                               PAR
                                              (000)           VALUE
                                          -------------   -------------
UNITED KINGDOM -- 7.6%
  U.K. Treasury Gilt Bonds
    (Aaa, NR)
    8.500% 07/16/2007...................    GBP   1,800   $   2,913,574
                                                          -------------
  TOTAL INTERNATIONAL BONDS
    (Cost $22,947,330)..................                     23,415,728
                                                          -------------
U.S. TREASURY OBLIGATIONS -- 22.0%
U.S. TREASURY BONDS -- 3.8%
  7.875% 02/15/2021.....................  $       1,380       1,473,067
                                                          -------------
                                                              1,473,067
                                                          -------------
U.S. TREASURY NOTES -- 18.2%
  5.375% 05/31/1998.....................            155         152,700
  7.250% 05/15/2004.....................          2,610       2,666,585
  7.500% 02/15/2005.....................          4,000       4,146,320
                                                          -------------
                                                              6,965,605
                                                          -------------
  TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $8,927,965)...................                      8,438,672
                                                          -------------
SHORT-TERM INVESTMENT -- 15.4%
  BBH Grand Cayman U.S. Dollar Time
    Deposit
    4.750% 09/03/1996...................          5,901       5,901,000
                                                          -------------
  TOTAL SHORT-TERM INVESTMENT
    (Cost $5,901,000)...................                      5,901,000
                                                          -------------
  TOTAL INVESTMENTS
    AT VALUE -- 98.5%
    (Cost $37,776,295*)................................     $37,755,400
  OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%........
                                                                592,100
                                                          -------------
  NET ASSETS (Applicable to 2,434,762 BEA Shares) --
    100.0%.............................................     $38,347,500
                                                          -------------
                                                          -------------
  NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
    PER SHARE
    ($38,347,500  DIVIDED BY 2,434,762)................          $15.75
                                                          -------------
                                                          -------------

  * Also cost for Federal income tax purposes at August 31, 1996. The gross appreciation (depreciation) on a tax basis is as follows:

    Gross Appreciation.......................  $  500,231
    Gross Depreciation.......................    (521,126)
                                               ----------
    Net Appreciation.........................  $  (20,895)
                                               ----------
                                               ----------

  + Variable rate obligations -- The interest shown is the rate as of August 31,
    1996.
(a) With an additional 750,000 rights attached, expiring 06/03/2006, with no market value.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent ratings available at August 31, 1996 and are unaudited.

                             CURRENCY ABBREVIATIONS

AUD...........................  Australian Dollars
CND...........................  Canadian Dollars
DEM...........................  German Deutschemarks
ESP...........................  Spanish Pesetas
FF............................  French Francs
GBP...........................  United Kingdom Pounds
ITL...........................  Italian Lira
JPY...........................  Japanese Yen
NLG...........................  Netherlands Guilder
SEK...........................  Swedish Krona

                            INVESTMENT ABBREVIATIONS

FRB...........................  Floating Rate Bond
FRN...........................  Floating Rate Note

AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:

                                         AMOUNT     PER SHARE
                                      ------------  ---------
Capital Paid-In.....................  $ 37,442,838  $   15.38
Accumulated Net Investment Income...       434,739        .18
Accumulated Net Realized Gain on
 Security and Foreign Exchange
 Transactions.......................       665,466        .27
Net Unrealized Depreciation on
 Investments, Forward Currency
 Contracts and Other................      (195,543)      (.08)
-------------------------------------------------------------
NET ASSETS                            $ 38,347,500  $   15.75
-------------------------------------------------------------

                See Accompanying Notes to Financial Statements.

                              BEA HIGH YIELD FUND
                           PORTFOLIO MANAGER'S LETTER
                                                                October 10, 1996
Dear Shareholders:

    We are pleased to report on the results of the BEA High Yield Fund (the "Fund") for the year ended August 31, 1996.

    At August 31, 1996, the net asset value (NAV) of the Fund was $16.09, compared to an NAV of $15.72 on August 31, 1995. As a result, the Fund's (assuming reinvestment of dividends) total return for the year was 12.42%. By comparison, the CS First Boston High Yield Index posted a return of 10.15% during the same period.

FUND COMMENTARY

    Currently, the high yield market is being propelled forward by an auspicious combination of technical and fundamental factors. For example, interest rates are both stable and relatively low, each of which is beneficial to high yield performance. A stable economy suggests that issuer defaults should remain below historical averages, while low rates help to attract income-oriented investors looking for more yield than is available from investment-grade instruments.

    Our strategy continues to be focused on opportunistic investment in companies that we believe offer operating performance improvement and deleveraging potential over the longer term. We also favor companies whose core operations should perform relatively well regardless of the state of the economy, as well as those which may be desirable candidates for future mergers and acquisitions activity. We assign overweighted allocations to industries that we believe have a good operating outlook and could benefit from consolidation trends.

    This  approach  is   particularly  reflected  by   several  of  our   sector
concentrations:

    TELECOMMUNICATIONS.     This  industry  should  benefit  from  the  landmark
telecommunications legislation enacted in early 1996.

    The wireless communications segment is poised for tremendous growth over the near term as the Information Highway takes shape. Therefore, we believe that this segment, which is in the early phase of its growth cycle, will be able to grow even through an economic downturn.

    Going forward, we expect the broad telecom industry to continue to consolidate, a trend from which high yield issuers should benefit. Accordingly, telecom is among our largest industry exposures. Its 19.0% weighting in the Fund (as of August 31st) is more than 2.5 times its 7.0% concurrent weighting in the Salomon Brothers High Yield Market Index.

    GAMING. We are attracted to this sector for much the same reasons that we like telecom. It is growing and consolidating and is relatively less affected by the macroeconomic environment. Although we believe that Atlantic City may become overbuilt over the next few years, the sector's current prospects remain bright.

    CABLE AND MEDIA. As with telecom, we expect cable/media's recent consolidation trend to continue. Cable TV companies need to become larger, with more contiguous systems, in order to both offer local phone service in the future and to compete against the regional Bell operating companies.

FUND FLOWS AND NEW ISSUES

    Interest in high yield instruments both from individual and institutional investors continues to be very strong.

    Individuals have been pouring cash into high yield mutual funds at a record pace in 1996. August witnessed the highest monthly net inflows on record ($1.68 billion), eclipsing the previous high in November 1992 ($1.58 billion). Seen in larger perspective, high yield accounted for nearly all of the $1.7 billion invested in all types of fixed income funds during August. [Data taken from the Investment Company Institute and AMG Data Services.]

    Year to date through August, high yield fund net inflows totaled about $9 billion, versus $7.3 billion for the same period in 1995. Given this trend, net inflows for the year should exceed the previous annual record of $9.6 billion set in 1986.

    As reflected by the level of new issuance, institutions also are finding high yield very attractive. New issuance for 1996 thus far totaled $50.2 billion at the end of August, nearly double last year's $27.9 billion for the same period. The average market-weighted new-issue offer yield was 11.15% at month-end, versus 10.93% for 1995 as a whole.

                              BEA HIGH YIELD FUND
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)

OUTLOOK

    Looking ahead, we expect the high yield market to continue to track the directional movements of the debt and equity markets for the remainder of 1996. We also expect the market to remain volatile on an individual-credit basis as bonds react quickly to news releases, particularly negative ones.

    The strong cash inflows to high yield over the past year are among the principal factors driving the market in 1996. Net inflows have remained strong despite much volatility in the overall U.S. fixed income and equity markets. We will be watching carefully to see how high-yield investors react to instability in interest rates and equities.

    On the new-issue front, we expect activity to remain brisk during the next few months. Rising new-issue levels increase the size and liquidity of the overall high yield market.

    Our positive long-term view on the credit fundamentals of many high yield issuers still applies. We are maintaining our favorable views on several industry sectors, including gaming companies; health care; cable and media; telecommunications; and selected cyclical sectors such as paper and specialty chemicals.

    As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely,

BEA High Yield Management Team

Richard J. Lindquist, Managing Director
Misia Dudley, Senior Vice President
Marianne Rossi, Senior Vice President
John M. Tobin, Vice President

             -----------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA HIGH YIELD FUND AND THE CS FIRST BOSTON
HIGH YIELD INDEX FROM INCEPTION 3/1/93 AND AT EACH QUARTER END.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           CS FIRST BOSTON
              BEA HIGH       HIGH YIELD
              Yield Fund              Index
03/01/93        $ 10,000           $ 10,000
05/31/93        $ 10,607           $ 10,419
08/31/93        $ 11,294           $ 10,809
11/30/93        $ 11,872           $ 11,209
02/28/94        $ 12,128           $ 11,570
05/31/94        $ 11,484           $ 11,143
08/31/94        $ 11,539           $ 11,201
11/30/94        $ 11,449           $ 11,123
02/28/95        $ 10,961           $ 11,638
05/31/95        $ 12,010           $ 12,370
08/31/95        $ 12,439           $ 12,680
11/30/95        $ 12,784           $ 13,029
02/29/96        $ 13,665           $ 13,516
5/31/1996       $ 13,990           $ 13,662
8/31/1996       $ 13,984           $ 13,965

 Note: Past performance is not predictive of future performance.

  AVERAGE ANNUAL
   TOTAL RETURN
    One Year             12.42%
    From Inception       10.05%

                              BEA HIGH YIELD FUND
                             OF THE RBB FUND, INC.
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1996

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
CORPORATE BONDS -- 93.7%
BROADCASTING -- 7.3%
  Allbritton Communications Company Senior
    Subordinated Debentures 144A, Series B
    (B3, B-)****
    9.750% 11/30/2007........................  $       700    $     656,250
  Australis Media Limited Unit Yankee
    (CAA, CCC)+
    14.000% 05/15/2003.......................          900          495,000
  EchoStar Communications Corp. Gtd. Senior
    Discount Notes (B2, B)+
    12.875% 06/01/2004.......................        1,100          797,500
  Granite Broadcasting Corp. Senior
    Subordinated
    Notes 144A (B3, NR)****
    9.375% 12/01/2005........................          950          891,813
  NWCG Holding Corp. Senior Discount Notes
    Series B
    (Caa, B)
    8.555% 06/15/1999........................        1,000          788,750
  Park Broadcasting, Inc. 144A Senior Notes
    (B2, B)
    11.750% 05/15/2004.......................          500          569,375
  Sinclair Broadcast Group Senior
    Subordinated Notes (B2, B)
    10.000% 09/30/2005.......................          700          691,250
  Young Broadcasting, Inc. Senior
    Subordinated Notes Series B 144A (B2,
    B)****
    9.000% 01/15/2006........................          750          690,000
                                                              -------------
                                                                  5,579,938
                                                              -------------
BUSINESS SERVICES -- 0.6%
  Inter Act Systems Incorporated 144A Units
    (NR, NR)****
    14.000% 08/01/2003.......................          700          474,250
                                                              -------------
CABLE -- 13.6%
  American Telecasting, Inc. Senior Discount
    Notes
    (Caa, CCC+)+
    14.500% 06/15/2004.......................          900          639,000
  Bell Cablemedia PLC Yankee Discount Bonds
    (B2, BB-)+
    11.950% 07/15/2004.......................        1,000          750,000

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
CABLE -- (CONTINUED)
  Cablevision Systems Corp. Senior
    Subordinated Debentures (B2, B)
    9.875% 02/15/2013........................  $     1,000    $     943,750
  Charter Communications Southeast, L.P.
    Senior Notes (B3, B)
    11.250% 03/15/2006.......................          900          893,250
  Comcast U.K. Cable Partners Ltd., Yankee
    Senior Debentures (B2, B)+
    11.200% 11/15/2007.......................        1,000          625,000
  DIVA Systems Corporation Units 144A (NR,
    NR)
    13.000% 05/15/2006.......................        2,250        1,203,750
  Falcon Holdings Group L.P. Senior
    Subordinated Notes PIK Bonds (NR, NR)
    11.000% 09/15/2003.......................        1,202        1,121,072
  Helicon Group Ltd. Senior Secured Notes
    Series B
    (B1, B)
    9.000% 11/01/2003........................          850          854,250
  Marcus Cable Company Senior Discount Notes
    (Caa, B)+
    14.250% 12/15/2005.......................          950          611,563
  People's Choice TV Corp. Units (Caa, CCC+)+
    13.125% 06/01/2004.......................          950          555,750
  Rifkin Acquisition Partners L.P. Senior
    Subordinated Notes (B3, B-)****
    11.125% 01/15/2006.......................          500          502,500
  Rogers Communications, Inc. Yankee Senior
    Notes
    (B2, BB-)
    9.125% 01/15/2006........................          550          517,688
  United International Holdings,Inc. Senior
    Secured Debentures, Series B (B3, B-)
    9.454% 11/15/1999........................        1,650        1,080,750
                                                              -------------
                                                                 10,298,323
                                                              -------------
CHEMICALS -- 1.9%
  Harris Chemical North America Senior
    Secured Debentures (B2, B+)
    10.250% 07/15/2001.......................          400          399,500

                See Accompanying Notes to Financial Statements.

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
CHEMICALS -- (CONTINUED)
  Kaiser Aluminum & Chemical Corp. Senior
    Subordinated Notes
    (B2, B-)
    12.750% 02/01/2003.......................  $     1,000    $   1,078,750
                                                              -------------
                                                                  1,478,250
                                                              -------------
COMPUTERS -- 1.0%
  Advanced Micro Devices, Inc. Senior Secured
    Notes
    (Ba1, BB-)
    11.000% 08/01/2003.......................          750          761,250
                                                              -------------
CONSTRUCTION & BUILDING MATERIALS**** -- 1.2%
  Southdown, Inc. 144A Senior Subordinated
    Notes
    (B2, B+)
    10.000% 03/01/2006.......................          500          498,125
  Waxman Industries, Inc. 144A (Caa, CCC+)
    12.750% 06/01/2004.......................          600          401,250
                                                              -------------
                                                                    899,375
                                                              -------------
CONSUMER PRODUCTS -- 2.3%
  Jordan Industries, Inc. Senior Notes (B3,
    B+)
    10.375% 08/01/2003.......................          700          675,500
  Revlon Worldwide Corp. Senior Secured
    Discount Notes Series B (B3, B-)
    10.795% 03/15/1998.......................        1,250        1,062,500
                                                              -------------
                                                                  1,738,000
                                                              -------------
ELECTRONICS -- 2.1%
  Exide Electronics Group, Inc.
    Units 144A (B3, B)****
    11.500% 03/15/2006.......................          550          559,625
  Unisys Corporation 144A Senior Notes (B1,
    B+)
    12.000% 04/15/2003.......................        1,000        1,025,000
                                                              -------------
                                                                  1,584,625
                                                              -------------
ENERGY -- 2.7%
  Cliffs Drilling Company 144A Senior Notes
    (B1, B)****
    10.250% 05/15/2003.......................          600          609,000
  Mesa Operating Co. Senior Subordinated
    Discount Notes (B2, B)
    11.625% 07/01/2006.......................          750          469,687
  Nuevo Energy Company Senior Subordinated
    Notes (B2, B+)
    9.500% 04/15/2006........................          500          501,250

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
ENERGY -- (CONTINUED)
  Plains Resources, Inc. 144A Senior
    Subordinated Notes
    (B2, B-)****
    10.250% 03/15/2006.......................  $       500    $     512,500
                                                              -------------
                                                                  2,092,437
                                                              -------------
ENTERTAINMENT -- 1.3%
  American Skiing Company 144A Senior
    Subordinated Notes (B3, CCC+)
    12.000% 07/15/2006.......................          400          390,000
  AMF Group Inc. Senior Subordinated Notes
    144A
    (B2, B-)****
    10.875% 03/15/2006.......................          600          601,500
                                                              -------------
                                                                    991,500
                                                              -------------
FINANCIAL SERVICES -- 0.4%
  Fifth Mexican Acceptance Corp. Rule 144A
    Notes
    (NR, NR)**/****
    8.000% 12/15/1998........................        1,040          322,400
                                                              -------------
FOOD & BEVERAGES -- 2.2%
  Foodbrands America, Inc. Senior
    Subordinated Notes
    (B3, B)
    10.750% 05/15/2006.......................          250          252,812
  Fresh Del Monte Produce Yankee Senior
    Notes, Series B (Caa, CCC+)
    10.000% 05/01/2003.......................        1,500        1,406,250
                                                              -------------
                                                                  1,659,062
                                                              -------------
HEALTH CARE -- 3.0%
  General Medical Corp. Subordinated
    Debentures, Series A PIK Bonds
    (Caa, B-)
    12.125% 08/15/2005.......................        1,061        1,061,951
  Health O Meter Units
    (B3, B-)
    13.000% 08/15/2002.......................          250          270,000
  Paracelsus Healthcare Corp. Senior
    Subordinated Notes
    (B1, B)
    10.000% 08/15/2006.......................          400          403,500
  Regency Health Services, Inc. 144A
    Subordinated Notes
    (B3, B-)
    12.250% 07/15/2003.......................          500          520,625
                                                              -------------
                                                                  2,256,076
                                                              -------------

                See Accompanying Notes to Financial Statements.

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
INDUSTRIAL GOODS & MATERIALS -- 5.7%
  Alpine Group, Inc. Senior Notes, Series B
    (B3, B)
    12.250% 07/15/2003.......................  $       750    $     778,125
  Alvey Systems, Inc. 144A Senior
    Subordinated Notes
    (B3, B-)****
    11.375% 01/31/2003.......................          100          102,875
  BPC Holding Corporation 144A Senior Secured
    Notes
    (Caa, NR)****
    12.500% 06/15/2006.......................          500          508,125
  Collins & Aikman Products Co. Gtd. Senior
    Subordinated Notes
    (B3, B)
    11.500% 04/15/2006.......................          700          721,000
  Delco Remy International, Inc. 144A Senior
    Subordinated Notes (B2, B-)****
    10.625% 08/01/2006.......................          500          513,125
  G-I Holdings, Inc. Senior Notes 144A (Ba3,
    B+)
    10.000% 02/15/2006.......................          389          378,789
  Haynes International, Inc. Senior Notes
    (B3, B-)
    11.625% 09/01/2004.......................          500          495,000
  Venture Holdings Trust Gtd. Senior
    Subordinated Notes (B3, B)
    9.750% 04/01/2004........................        1,000          830,000
                                                              -------------
                                                                  4,327,039
                                                              -------------
METALS & MINING -- 1.2%
  Acme Metals, Inc. Senior Secured Debentures
    (B1, B)+
    13.500% 08/01/2004.......................        1,000          916,250
                                                              -------------
OFFICE EQUIPMENT & SUPPLIES -- 0.7%
  Knoll Inc. 144A Senior Subordinated Notes
    (B3, B+)****
    10.875% 03/15/2006.......................          500          518,750
                                                              -------------
PAPER & FOREST PRODUCTS -- 7.5%
  Crown Packaging 144A Units Senior Discount
    Notes
    (NR, NR)****
    14.000% 08/01/2006.......................          775          302,250
  Crown Packaging Holdings Senior
    Subordinated Notes, Series B (Caa, NR)+
    12.250% 11/01/2003.......................        3,300        1,278,750

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
PAPER & FOREST PRODUCTS -- (CONTINUED)
  Crown Paper Co. Senior Subordinated Notes
    (B3, B)
    11.000% 09/01/2005.......................  $       750    $     714,375
  Florida Coast Paper Company L.L.C. 144A
    First Mortgage Notes (B3, B)
    12.750% 06/01/2003.......................          700          735,000
  Gaylord Container Corp. Senior Subordinated
    Debentures (Caa, B-)+
    12.750% 05/15/2005.......................        1,000        1,072,500
  Printpack, Inc. 144A Senior Subordinated
    Notes
    (B3, B+)
    10.625% 08/15/2006.......................          600          609,000
  Stone Container Corporation Senior Notes
    (NR, NR)
    11.500% 08/15/2006.......................        1,000          993,750
                                                              -------------
                                                                  5,705,625
                                                              -------------
PUBLISHING & INFORMATION SERVICES -- 0.8%
  Park Newspapers, Inc. 144A Senior Notes
    (B2, B)****
    11.875% 05/15/2004.......................          500          569,375
                                                              -------------
RESTAURANTS, HOTELS & CASINOS -- 12.4%
  Argosy Gaming Company 144A First Mortgage
    Notes
    (B1, B+)****
    13.250% 06/01/2004.......................          750          723,750
  Bally's Casino Holdings Senior Discount
    Notes
    (B2, B+)
    7.640% 06/15/1998........................          500          435,625
  Casino America Senior Notes
    (B1, B)
    12.500% 08/01/2003.......................          200          200,500
  Casino Magic Finance Corp. First Mortgage
    Notes (B1, B+)
    11.500% 10/15/2001.......................        1,000          942,500
  Coast Hotels and Casinos, Inc. 144A Gtd.
    First Mortgage Notes
    (B3, B)****
    13.000% 12/15/2002.......................        1,000        1,070,000
  GNF Corp. First Mortgage Notes, Series B
    (B1, BB)
    10.625% 04/01/2003.......................        1,000        1,097,500
  Griffin Games & Enertainment, Inc. Senior
    Notes (NR, NR)
    11.000% 09/15/2003.......................          750          804,375

                See Accompanying Notes to Financial Statements.

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
RESTAURANTS, HOTELS & CASINOS -- (CONTINUED)
  The Majestic Star Casino, LLC 144A Senior
    Secured Notes (NR, NR)****
    12.750% 05/15/2003.......................  $       450    $     483,750
  Mohegan Tribal Gaming Authority Senior
    Secured Notes, Series B 144A
    (NR, NR)****
    13.500% 11/15/2002.......................        1,000        1,237,500
  Showboat Marina Casino Partnership 144A
    First Mortgage Notes
    (B2, B)****
    13.500% 03/15/2003.......................          450          484,875
  Trump Atlantic City Associates, First
    Mortgage Notes (B1, BB-)
    11.250% 05/01/2006.......................        1,000          960,000
  Trump's Castle Funding, Inc. Mortgage Bonds
    (Caa, NR)
    11.750% 11/15/2003.......................        1,000          947,500
                                                              -------------
                                                                  9,387,875
                                                              -------------
RETAIL TRADE -- 4.3%
  Farm Fresh, Inc. Senior Notes (B2, B-)
    12.250% 10/01/2000.......................        1,100          844,250
  Hills Stores Company Senior Notes (B1, NR)
    12.500% 07/01/2003.......................          900          837,000
  Jitney-Jungle Stores of America, Inc.
    Senior Notes
    (B2, B)
    12.000% 03/01/2006.......................        1,000        1,051,250
  Parisian, Inc. Senior Subordinated Notes
    (Caa, B-)
    9.875% 07/15/2003........................          500          488,750
                                                              -------------
                                                                  3,221,250
                                                              -------------
STEEL -- 0.8%
  Weirton Steel Corporation 144A Senior Notes
    (NR, B)****
    11.375% 07/01/2004.......................          600          579,000
                                                              -------------
TELECOMMUNICATIONS -- 19.0%
  American Communication Services, Inc. Unit
    144A Notes (NR, NR)****/+
    13.000% 11/01/2005.......................        1,500          802,500

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
TELECOMMUNICATIONS -- (CONTINUED)
  Arch Communications Group, Inc. Senior
    Discount Notes (B3, B-)
    10.875% 03/15/2008.......................  $       500    $     266,250
  Brooks Fiber Properties, Inc. Senior
    Discount Notes 144A (NR, NR)****/+
    10.875% 03/01/2006.......................        1,000          572,500
  CAI Wireless Systems, Inc. Discount Notes
    (B3, BB-)
    12.250% 09/15/2002.......................          350          363,125
  CS Wireless Systems, Inc. Units 144A
    (NR, NR)****/+
    11.375% 03/01/2006.......................        1,000          490,000
  Diamond Cable Communications Plc Senior
    Discount Notes (B3, B-)
    11.750% 12/15/2005.......................        1,000          620,000
  Geotek Communications, Inc. 144A
    Convertible Senior Subordinated Notes
    (Caa, NR)****
    12.000% 02/15/2001.......................        1,600        1,816,000
  IntelCom Group (U.S.A.), Inc. Senior
    Discount Notes (NR, NR)
    12.500% 05/01/2006.......................        1,000          558,750
  InterCel, Inc. Units
    (B2, B-)+
    12.000% 02/01/2006.......................        1,300          793,000
  International CableTel, Inc. Senior Notes
    (B3, B)+
    12.750% 04/15/2005.......................          750          495,000
  Metrocall, Inc. Senior Subordinated Notes
    (B3, B-)
    10.375% 10/01/2007.......................          500          382,500
  Mobile Telecommunication Technologies Corp.
    Senior Notes (B2, B-)
    13.500% 12/15/2002.......................          675          688,500
  Nextel Communications Inc. Senior Discount
    Notes
    (B3, CCC-)+
    9.750% 08/15/2004........................        1,500          885,000
  Pagemart Nationwide Senior Discount Notes
    (NR, NR)+
    15.000% 02/01/2005.......................        1,000          670,000
  People's Telephone Co., Inc. Senior Notes
    (B2, B-)
    12.250% 07/15/2002.......................          450          452,250

                See Accompanying Notes to Financial Statements.

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
TELECOMMUNICATIONS -- (CONTINUED)
  Petersburg Long Distance, Inc. 144A
    Convertible Subordinated Notes (NR,
    NR)****
    9.000% 06/01/2006........................  $       230    $     276,000
  Petersburg Long Distance, Inc. Units 144A
    (NR, NR)****
    9.000% 06/01/2004........................        1,610        1,263,850
  PriCellular Wireless Corp. Senior Discount
    Notes
    (B3, CCC+)
    12.250% 10/01/2003.......................        1,000          792,500
  Sprint Spectrum L.P. Senior Notes (B2, B+)
    11.000% 08/15/2006.......................          500          507,500
  Teleport Communications Group, Inc. Senior
    Discount Notes (B1, B)
    11.125% 07/01/2007.......................          500          306,250
  Teleport Communications Group, Inc. Senior
    Notes
    (B1, B)
    9.875% 07/01/2006........................          300          300,000
  Vanguard Cellular Systems, Inc. Senior
    Debentures (B1, B+)
    9.375% 04/15/2006........................          500          486,875
  Videotron Holdings Yankee plc Senior
    Discount Notes
    (B3, B+)+
    11.000% 08/15/2005.......................        1,000          658,750
                                                              -------------
                                                                 14,447,100
                                                              -------------
TRANSPORTATION -- 1.7%
  Consorscio G Grupo Dina S.A. / MCII
    Holdings (USA), Inc. 144A Senior Secured
    Notes
    (NR, NR)+
    12.000% 11/15/2002.......................          750          592,500
  US Air, Inc. Senior Notes
    (B3, CCC+)
    10.000% 07/01/2003.......................          750          701,250
                                                              -------------
                                                                  1,293,750
                                                              -------------
  TOTAL CORPORATE BONDS
    (Cost $72,057,715).......................                    71,101,500
                                                              -------------

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
ASSET-BACKED SECURITIES -- 0.8%
TRANSPORTATION -- 0.8%
  Airplanes Pass Through Trust Series 1,
    Class D
    (Ba2, BB)
    10.875% 03/15/2019.......................  $       600    $     633,000
                                                              -------------
  TOTAL ASSET-BACKED SECURITIES
   (Cost $600,000)...........................                       633,000
                                                              -------------

                                                  NUMBER
                                                OF SHARES         VALUE
                                               ------------   -------------
RIGHTS / WARRANTS*** -- 0.2%
CONSTRUCTION & BUILDING MATERIALS -- 0.0%
  Capital Pacific Holdings Group, Inc........       13,000            8,216
                                                              -------------
INDUSTRIAL GOODS & MATERIALS -- 0.1%
  Uniroyal Technology Corp. Warrants.........       44,000           78,844
                                                              -------------
ELECTRONICS -- 0.0%
  Exide Electronic Warrants 144A.............        1,000            3,265
                                                              -------------
TELECOMMUNICATIONS -- 0.1%
  American Communication Services, Inc.
    Warrants.................................        2,000           97,500
                                                              -------------
  TOTAL RIGHTS / WARRANTS
    (Cost $104,467)..........................                       187,825
                                                              -------------
PREFERRED STOCKS -- 3.0%
AEROSPACE / DEFENSE -- 1.4%
  GPA Group plc Convertible Cumulative Second
    Preference Shares........................       27,500        1,045,000
                                                              -------------
CABLE -- 0.1%
  DIVA Systems Corporation Series C..........        5,945           49,997
                                                              -------------
CONSUMER PRODUCTS -- 0.7%
  Renaissance Cosmetics 144A.................          500          500,000
                                                              -------------
RESTAURANTS, HOTELS & CASINOS -- 0.8%
  Lady Luck Gaming Corporation Series A......       20,000          587,000
                                                              -------------
    TOTAL PREFERRED STOCKS
      (Cost $2,076,947)......................                     2,181,997
                                                              -------------

                See Accompanying Notes to Financial Statements.

                        BEA HIGH YIELD FUND  (CONCLUDED)

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
SHORT-TERM INVESTMENT -- 0.6%
  BBH Grand Cayman U.S. Dollar Time Deposit
    4.750% 09/03/1996........................  $       433    $     433,000
                                                              -------------
    TOTAL SHORT-TERM INVESTMENT
      (Cost $433,000)........................                       433,000
                                                              -------------
  TOTAL INVESTMENTS -- 98.3%
    (Cost $75,272,129*)....................................     $74,537,322
  OTHER ASSETS IN EXCESS OF
    LIABILITIES -- 1.7%....................................       1,311,236
                                                              -------------
  NET ASSETS (Applicable to 4,713,739 BEA Shares) --
    100.0%.................................................     $75,848,558
                                                              -------------
                                                              -------------
  NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
    SHARE
    ($75,848,558  DIVIDED BY 4,713,739)....................          $16.09
                                                              -------------
                                                              -------------

   * Cost for Federal income tax purposes at August 31, 1996 is $75,291,159. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation...........................  $   2,072,489
Gross Depreciation...........................     (2,826,326)
                                               -------------
Net Appreciation.............................  $    (753,837)
                                               -------------
                                               -------------

  ** Guaranteed by Grupo Sidek, S.A. de C.V. and Grupo Situr, S.A. de C.V.
 *** Non-income Producing Securities.
**** Certain conditions for public sales may exist.
   + Step Bond -- The interest rate as of August 31, 1996 is 0% and will reset to interest shown at a future date.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent ratings available at August 31, 1996 and are unaudited.

                            INVESTMENT ABBREVIATIONS

PIK...........................  Pay In Kind
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
                                   AMOUNT     PER SHARE
                                 -----------  ---------
Capital Paid-In................  $91,478,662  $   19.40
Accumulated Net Investment
 Income........................    1,332,623        .28
Accumulated Net Realized Loss
 on Security Transactions......  (16,227,920)     (3.44)
Net Unrealized Depreciation on
 Investments and Other.........     (734,807)      (.15)
-------------------------------------------------------
NET ASSETS                       $75,848,558  $   16.09
-------------------------------------------------------

                See Accompanying Notes to Financial Statements.

                            BEA MUNICIPAL BOND FUND
                           PORTFOLIO MANAGER'S LETTER

                                                                October 10, 1996

Dear Shareholders:

    We are pleased to report on the results of the BEA Municipal Bond Fund (the "Fund") for the year ended August 31, 1996.

    At August 31, 1996, the net asset value (NAV) of the Fund was $14.65, compared to an NAV of $15.46 on August 31, 1995. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) for the year was 2.27%. By comparison, the Lehman Brothers Municipal Bond Index (the "Index") posted a return of 5.24% during the same period.

FIXED INCOME COMMENTARY

    U.S. bond markets have been most affected thus far in 1996 by investor anxiety about interest rates. The surprising strength of the U.S. economy has generated widespread concern about inflation, prompting investors to increasingly trade most debt instruments based on the belief that the Federal Reserve will raise rates. Trading has been quite volatile throughout the year both in anticipation of Fed meetings at which policy decisions are made and in response to a constant flow of economic data.

    Despite the markets' expectations, the Fed has not yet raised rates (in fact, its only move of any kind was to lower them by 25 basis points in January). The yield on the bellwether 30-year Treasury bond, furthermore, has frequently fluctuated in sharp movements, yet has hardly changed since January.

    Our own perspective is fairly positive. Aside from signs of near-full employment and accelerating wage rates, there are no substantive indicators of economic troubles ahead. On the contrary, important factors are favorable: the economy is growing at a moderate pace and inflation is under control.

    At the same time, however, some near-term caution is appropriate. The existence of near-full employment means that the Fed must walk a fine line. In other words, inaction on rates is agreeable now, but it may set the stage for more drastic measures ahead. If the Fed does not even modestly raise rates this year, it may be compelled to do so to a much greater extent in 1997. Tightening of such magnitude would likely produce considerable concern among participants in the capital markets.

CURRENT STRATEGY

    Conditions in the municipal market over the last few months suggest that the environment is becoming somewhat riskier:

    - Simple supply and demand dynamics continue to drive the market. Since 1993, issuance of long-term municipal debt has steadily declined, yet total debt outstanding has increased only minimally (source: THE BOND BUYER). This means that supply is tightening, so demand rises accordingly. Investors are eagerly devouring new offerings, even those of issuers best-known for their financial difficulties (most notably among recent issuers: Orange County, California and the Washington Public Power Supply System).

    - Widespread fear of an interest-rate hike by the Federal Reserve has set a generally uncertain tone for debt markets (see previous section). This has reduced municipal trading activity.

    - In the heavy June-July period of maturations, interest payments and redemptions, investors raised an unusually high level of cash. Much of it remains uninvested.

    - Market forces have eliminated the extremely cheap pricing that was present in the market earlier in the year. Munis have reverted to historically fair valuation levels.

    - Credit and liquidity spreads have significantly narrowed, reducing munis' attractiveness for buyers of spread products.

                            BEA MUNICIPAL BOND FUND
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)

    While our general approach remains opportunistic, we have taken a somewhat more defensive stance, restricting our new purchases to high-quality, highly liquid issues. During the summer, for example, we took positions in two high-coupon New York issues whose prices should rise in anticipation of expected pre-refunding.

OUTLOOK

    Looking further ahead, we are cautiously optimistic:

    - The municipal market faces some large question marks in the next few months, including uncertainty over the direction of interest rates; the upcoming presidential election and how investors will react to its outcome; and increasing investigation and scrutiny by regulators, law enforcement authorities and the courts.

    - Nevertheless, we are encouraged by the likelihood of coordinated global growth in 1997; lower inflation via reductions in wage rates and unit labor costs; and the ongoing integration of emerging markets into the global economy.

    As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
William P. Sterling, Managing Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President

             -----------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS
MUNICIPAL BOND INDEX FROM INCEPTION 6/20/94, PERIOD ENDED 7/31/94 AND AT EACH QUARTER END.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    LEHMAN BROTHERS
             BEA MUNICIPAL BOND      MUNICIPAL BOND
                             Fund               Index
06/20/94                 $ 10,000            $ 10,000
07/31/94                 $ 10,040            $ 10,038
08/31/94                 $ 10,040            $ 10,073
11/30/94                  $ 9,647             $ 9,571
02/28/95                 $ 10,350            $ 10,354
05/31/95                 $ 10,846            $ 10,820
08/31/95                 $ 10,886            $ 10,965
11/30/95                 $ 11,193            $ 11,079
02/29/96                 $ 11,216            $ 11,498
5/31/1996                $ 10,937            $ 11,314
8/31/1996                $ 11,134            $ 11,539

 Note: Past performance is not predictive of future performance.

  AVERAGE ANNUAL
   TOTAL RETURN
    One Year              2.27%
    From Inception        4.98%

                            BEA MUNICIPAL BOND FUND
                             OF THE RBB FUND, INC.
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1996

                                                   PAR
                                                  (000)        VALUE
                                               -----------  ------------
MUNICIPAL BONDS -- 92.4%
ALABAMA -- 0.1%
  Jefferson County AL Sanitation & Sewer
    (Aaa, NR)
    6.750% 03/01/2007........................  $        15  $     16,631
                                                            ------------
CALIFORNIA -- 9.8%
  California State GO
    (Aaa, AAA)
    5.125% 10/01/2017........................          825       744,563
  Los Angeles CA Department of Water & Power
    Water Revenue (Aa, AA)
    4.500% 05/15/2023........................          705       553,425
  Southern California Public Power Authority
    Power Project Revenue Series A (AMBAC
    Insured) (Aa, AA-)
    5.000% 07/01/2017........................          705       610,706
                                                            ------------
                                                               1,908,694
                                                            ------------
COLORADO -- 3.0%
  Colorado Springs CO Utility Revenue (Aaa,
    AAA)
    5.875% 11/15/2017........................          595       587,563
                                                            ------------
FLORIDA -- 10.8%
  Florida State Board of Education GO (Aa,
    AA)
    5.125% 06/01/2022........................           30        26,925
  Florida State GO (Aa, AA)
    5.500% 10/01/2008........................          710       710,000
  Jacksonville FL Electric Authority Revenue
    2nd Installment (Aaa, AAA)
    6.000% 07/01/2012........................          610       611,525
  Tallahassee FL Electric Revenue First Lien
    (Aaa, AAA)
    6.100% 10/01/2006........................          730       756,463
                                                            ------------
                                                               2,104,913
                                                            ------------
ILLINOIS -- 3.2%
  Illinois State Sales Tax Revenue Series Q
    (A1, AAA)
    5.750% 06/15/2014........................          650       629,688
                                                            ------------

                                                   PAR
                                                  (000)        VALUE
                                               -----------  ------------
INDIANA -- 0.1%
  Indianapolis IN Public Improvement Board
    Revenue (Aaa, AA+)
    6.000% 01/10/2018........................  $        25  $     25,031
                                                            ------------
LOUISIANA -- 3.4%
  New Orleans LA Home Mortgage Authority SOB
    (Aaa, AAA)
    6.250% 01/15/2011........................          635       674,687
                                                            ------------
MARYLAND -- 4.7%
  Maryland State Transportation Authority
    Project Revenue (Aaa, AAA)
    6.800% 07/01/2016........................          850       922,250
                                                            ------------
MASSACHUSETTS -- 3.0%
  Massachusetts State Water Resources
    Authority General Revenue Series 92A (A,
    A)
    6.500% 07/15/2019........................           20        21,500
  Massachusetts State Water Resources Revenue
    (Aaa, AAA)
    5.000% 12/01/2025........................          660       569,250
                                                            ------------
                                                                 590,750
                                                            ------------
NEW YORK -- 30.2%
  New York NY Series D GO (Baa1, BBB+)
    6.000% 02/15/2025........................           15        13,969
  New York NY Series H GO (Baa1, BBB+)
    7.200% 02/01/2013........................          600       637,500
  New York State Dormitory Authority Revenue
    (Episcopal Health Services) (GNMA Coll.)
    (NR, AAA)
    7.550% 08/01/2029........................          435       468,713
  New York State Dormitory Authority Revenue
    (Judicial Facilities Lease) (MBIA
    Insured) (Aaa, AAA)
    7.375% 07/01/2016........................          630       728,437
  New York State Dormitory Authority Revenue
    (Judicial Facilities Lease) (Aaa, AAA)
    7.375% 07/01/2016........................           40        46,250

                See Accompanying Notes to Financial Statements.

                                                   PAR
                                                  (000)        VALUE
                                               -----------  ------------
NEW YORK -- (CONTINUED)
  New York State Dormitory Authority Revenue
    (Park Ridge Housing Inc. Project) (NR,
    AA)
    7.850% 02/01/2029........................  $       530  $    570,412
  New York State Medical Care Facility
    Finance Agency Hospital & Nursing Home
    Insured Mortgage Revenue (NR, AAA)
    5.500% 02/15/2022........................          795       758,231
  New York State Medical Care Facility
    Financial Agency Revenue (NR, AAA)
    5.750% 08/15/2019........................           60        57,900
  New York State Power Authority Revenue &
    General Purpose Electric Revenue Series R
    (Aaa, AAA)
    7.000% 01/01/2010........................          360       411,750
  New York State Power Authority Revenue &
    General Purpose Series G (Aaa, AAA)
    5.375% 01/01/2010........................           40        39,900
  New York State Power Authority Revenue
    Series V (MBIA Insured) (NR, AAA)
    7.875% 01/01/1998........................          790       843,325
  New York State Throughway Authority General
    Revenue Series B (MBIA Ins.)
    (Aaa, AAA)
    5.000% 01/01/2020........................           30        26,775
  Suffolk County NY Water Authority
    Waterworks Revenue Series V
    (NR, AAA)
    6.750% 06/01/2012........................          580       641,625
  Triborough Bridge & Tunnel Authority NY
    Mortgage Recording Tax SOB
    (Aaa, AAA)
    7.125% 01/01/2000........................          625       678,125
                                                            ------------
                                                               5,922,912
                                                            ------------

                                                   PAR
                                                  (000)        VALUE
                                               -----------  ------------
PUERTO RICO -- 4.5%
  Commonwealth of Puerto Rico GO (Baa1, A)
    5.400% 07/01/2007........................  $       730  $    728,175
  Puerto Rico Electric Power Authority
    Revenue Series N (Baa1, A-)
    7.125% 07/01/2014........................          135       143,944
                                                            ------------
                                                                 872,119
                                                            ------------
SOUTH DAKOTA -- 5.6%
  Heartland Consumers Power District SD
    Electric Revenue (Aaa, AAA)
    6.375% 01/01/2016........................           30        30,375
  Heartland Consumers Power District SD
    Electric Revenue (Aaa, AAA)
    7.000% 01/01/2016........................          970     1,064,575
                                                            ------------
                                                               1,094,950
                                                            ------------
UTAH -- 2.9%
  Utah State School District Finance
    Cooperative Revenue (Capital Imp.
    Financing Pool) (NR, AA+)
    8.375% 08/15/1998........................          535       567,769
                                                            ------------
VIRGIN ISLANDS -- 3.8%
  Virgin Islands Public Finance Authority
    Revenue
    (NR, BBB)
    7.700% 10/01/2004........................          690       746,925
                                                            ------------
VIRGINIA -- 3.7%
  Fairfax County VA Redevelopment & Housing
    Authority Mortgage Revenue (FHA Insured)
    (NR, AAA)
    7.100% 04/01/2019........................          630       726,862
                                                            ------------
WASHINGTON -- 3.6%
  King County WA Series A GO (Aa1, AA+)
    6.200% 01/01/2024........................           40        40,900

                See Accompanying Notes to Financial Statements.

                      BEA MUNICIPAL BOND FUND  (CONCLUDED)

                                                   PAR
                                                  (000)        VALUE
                                               -----------  ------------
WASHINGTON -- (CONTINUED)
  Seattle WA Water System Revenue (Aa, AA)
    5.250% 12/01/2023........................  $       735  $    664,256
                                                            ------------
                                                                 705,156
                                                            ------------
    TOTAL MUNICIPAL BONDS
     (Cost $17,599,756)......................                 18,096,900
                                                            ------------
U.S. TREASURY
OBLIGATIONS -- 2.0%
  U.S. Treasury Bonds
    8.750% 08/15/2020........................          335       390,205
                                                            ------------
    TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $408,315)........................                    390,205
                                                            ------------
SHORT TERM INVESTMENT -- 4.4%
  Smith Barney Tax Free Money Market Fund....          867       867,178
                                                            ------------
    TOTAL SHORT TERM INVESTMENT
      (Cost $867,178)........................                    867,178
                                                            ------------
TOTAL INVESTMENT AT VALUE -- 98.8%
  (Cost $18,875,249*)........................               $ 19,354,283
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%.............
                                                                 226,971
                                                            ------------
NET ASSETS (Applicable to 1,336,820 BEA Shares) --
100.0%....................................................  $ 19,581,254
                                                            ------------
                                                            ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
SHARE
($19,581,254  DIVIDED BY 1,336,820).......................        $14.65
                                                            ------------
                                                            ------------

   * Cost for Federal income tax purposes at August 31, 1996 is $18,850,672. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation...........................  $     603,124
Gross Depreciation...........................        (99,513)
                                               -------------
Net Appreciation.............................  $     503,611
                                               -------------
                                               -------------

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent ratings available at August 31, 1996 and are unaudited.

                            INVESTMENT ABBREVIATIONS

GO............................  General Obligations
SOB...........................  Special Obligations Bonds

AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
                                   AMOUNT     PER SHARE
                                 -----------  ---------
Capital Paid-In................  $18,602,539  $   13.92
Accumulated Net Investment
 Income........................       42,930        .03
Accumulated Net Realized Gain
 on Security Transactions......      422,729        .32
Net Unrealized Appreciation on
 Investments and Other.........      513,056        .38
-------------------------------------------------------
NET ASSETS                       $19,581,254  $   14.65
-------------------------------------------------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1996

                                                                                              BEA EMERGING
                                                                          BEA INTERNATIONAL  MARKETS EQUITY  BEA U.S. CORE
                                                                             EQUITY FUND          FUND        EQUITY FUND
                                                                          -----------------  --------------  -------------
INVESTMENT INCOME
  Dividends.............................................................    $  14,577,259     $  2,544,973    $   781,813
  Interest..............................................................        1,714,487          403,084        201,977
  Foreign taxes withheld................................................       (1,099,411)        (226,107)            --
                                                                          -----------------  --------------  -------------
    Total Investment Income.............................................       15,192,335        2,721,950        983,790
                                                                          -----------------  --------------  -------------
EXPENSES
  Investment advisory fees..............................................        5,993,072        1,289,739        328,320
  Administration service fees...........................................        1,123,701          193,461         65,664
  Administration fees...................................................          936,418          161,218         54,720
  Custodian fees........................................................          776,762          320,568         57,798
  Audit fees............................................................           73,807           12,000          4,201
  Miscellaneous fees....................................................           45,000           32,000          2,750
  Printing fees.........................................................           37,722            8,000          2,500
  Registration fees.....................................................           35,000           27,337         38,361
  Legal fees............................................................           33,125            1,950          1,500
  Transfer agent fees...................................................           21,129           22,113         22,241
  Insurance expense.....................................................           18,931            2,700            776
  Directors fees........................................................           12,500            2,200            796
  Organization expense..................................................           10,665           10,665          5,208
                                                                          -----------------  --------------  -------------
                                                                                9,117,832        2,083,951        584,835
  Less fees waived......................................................         (200,151)        (168,635)      (147,075)
                                                                          -----------------  --------------  -------------
    Total Expenses......................................................        8,917,681        1,915,316        437,760
                                                                          -----------------  --------------  -------------
Net Investment Income...................................................        6,274,654          806,634        546,030
                                                                          -----------------  --------------  -------------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
 Transactions:
  Net realized gain (loss) from:
    Security transactions...............................................       34,300,823       (8,165,330)     5,046,088
    Foreign exchange transactions.......................................        1,834,308         (101,733)            --
                                                                          -----------------  --------------  -------------
                                                                               36,135,131       (8,267,063)     5,046,088
                                                                          -----------------  --------------  -------------
  Net unrealized appreciation(depreciation):
    Investments.........................................................        7,908,456       11,411,914        322,074
    Translation of assets and liabilities in foreign currencies.........           16,741             (357)            --
                                                                          -----------------  --------------  -------------
                                                                                7,925,197       11,411,557        322,074
                                                                          -----------------  --------------  -------------
Net Gain On Investments And Foreign Currency Transactions...............       44,060,328        3,144,494      5,368,162
                                                                          -----------------  --------------  -------------
Net Increase In Net Assets Resulting From Operations....................    $  50,334,982     $  3,951,128    $ 5,914,192
                                                                          -----------------  --------------  -------------
                                                                          -----------------  --------------  -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1996

                                                               BEA U.S. CORE   BEA GLOBAL
                                                               FIXED INCOME   FIXED INCOME    BEA HIGH    BEA MUNICIPAL
                                                                   FUND           FUND       YIELD FUND     BOND FUND
                                                               -------------  ------------  ------------  --------------
INVESTMENT INCOME
  Dividends..................................................   $        --    $       --   $     42,222   $         --
  Interest...................................................     8,335,642     2,079,874      8,967,348      1,297,791
                                                               -------------  ------------  ------------  --------------
    Total Investment Income..................................     8,335,642     2,079,874      9,009,570      1,297,791
                                                               -------------  ------------  ------------  --------------
EXPENSES
  Investment advisory fees...................................       450,786       157,059        643,353        161,784
  Administration service fees................................       180,314        47,118        137,861         34,668
  Administration fees........................................       150,262        39,265        114,885         28,890
  Custodian fees.............................................        66,892        39,448         40,862         19,545
  Audit fees.................................................         9,200         3,250          5,000          5,731
  Miscellaneous fees.........................................        12,000         1,110          4,750          9,000
  Printing fees..............................................         1,162           236         10,058          5,357
  Registration fees..........................................        39,323        22,754         22,000         31,384
  Legal fees.................................................         2,500           544          1,878          2,158
  Transfer agent fees........................................        21,643        20,701         19,603         19,850
  Insurance expense..........................................         1,600           450          2,737            750
  Directors fees.............................................           875           250          2,173            700
  Organization expense.......................................         4,136         5,409         10,665          7,433
                                                               -------------  ------------  ------------  --------------
                                                                    940,693       337,594      1,015,825        327,250
  Less fees waived...........................................      (339,645)     (102,006)      (206,745)       (96,130)
                                                               -------------  ------------  ------------  --------------
      Total Expenses.........................................       601,048       235,588        809,080        231,120
                                                               -------------  ------------  ------------  --------------
Net Investment Income........................................     7,734,594     1,844,286      8,200,490      1,066,671
                                                               -------------  ------------  ------------  --------------
Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currency Transactions:
  Net realized gain (loss) from:
    Security transactions....................................     1,269,541       746,851       (524,984)       908,389
    Foreign exchange transactions............................        16,937       523,986             --             --
                                                               -------------  ------------  ------------  --------------
                                                                  1,286,478     1,270,837       (524,984)       908,389
                                                               -------------  ------------  ------------  --------------
  Net unrealized appreciation(depreciation):
    Investments..............................................    (4,182,075)     (278,160)     2,587,803     (1,524,506)
    Translation of assets and liabilities in foreign
     currencies..............................................       (13,236)     (255,028)            --             --
                                                               -------------  ------------  ------------  --------------
                                                                 (4,195,311)     (533,188)     2,587,803     (1,524,506)
                                                               -------------  ------------  ------------  --------------
Net Gain (Loss) On Investments And Foreign Currency
 Transactions................................................    (2,908,833)      737,649      2,062,819       (616,117)
                                                               -------------  ------------  ------------  --------------
Net Increase In Net Assets Resulting From Operations.........   $ 4,825,761    $2,581,935   $ 10,263,309   $    450,554
                                                               -------------  ------------  ------------  --------------
                                                               -------------  ------------  ------------  --------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                BEA INTERNATIONAL              BEA EMERGING MARKETS
                                                                   EQUITY FUND                     EQUITY FUND
                                                          ------------------------------  ------------------------------
                                                           FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                           ENDED AUGUST    ENDED AUGUST    ENDED AUGUST    ENDED AUGUST
                                                             31, 1996        31, 1995        31, 1996        31, 1995
                                                          --------------  --------------  --------------  --------------
Increase (decrease) in net assets:
Operations:
  Net investment income.................................  $    6,274,654   $  2,606,678    $    806,634    $     26,113
  Net gain (loss) on investments and foreign currency
   transactions.........................................      44,060,328    (67,759,705)      3,144,494     (32,385,113)
                                                          --------------  --------------  --------------  --------------
  Net increase (decrease) in net assets resulting from
   operations...........................................      50,334,982    (65,153,027)      3,951,128     (32,359,000)
                                                          --------------  --------------  --------------  --------------
Distributions to shareholders:
Dividends to shareholders from net investment income:
  BEA shares............................................      (2,649,123)            --        (401,495)       (394,002)
Distributions to shareholders from net realized capital
 gains:
  BEA shares............................................              --    (32,112,690)             --      (5,374,023)
                                                          --------------  --------------  --------------  --------------
Total distributions to shareholders.....................      (2,649,123)   (32,112,690)       (401,495)     (5,768,025)
                                                          --------------  --------------  --------------  --------------
Net capital share transactions..........................    (138,669,688)   103,330,556     (17,180,987)     25,774,209
                                                          --------------  --------------  --------------  --------------
Total increase (decrease) in net assets.................     (90,983,829)     6,064,839     (13,631,354)    (12,352,816)
Net Assets:
  Beginning of year.....................................     773,254,630    767,189,791     128,322,563     140,675,379
                                                          --------------  --------------  --------------  --------------
  End of year...........................................  $  682,270,801   $773,254,630    $114,691,209    $128,322,563
                                                          --------------  --------------  --------------  --------------
                                                          --------------  --------------  --------------  --------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          BEA U.S. CORE EQUITY FUND         BEA U.S. CORE FIXED INCOME
                                                     -----------------------------------               FUND
                                                                       FOR THE PERIOD     ------------------------------
                                                      FOR THE YEAR      SEPTEMBER 1,       FOR THE YEAR    FOR THE YEAR
                                                      ENDED AUGUST    1994(1) TO AUGUST    ENDED AUGUST    ENDED AUGUST
                                                        31, 1996          31, 1995           31, 1996        31, 1995
                                                     --------------  -------------------  --------------  --------------
Increase in net assets:
Operations:
  Net investment income............................   $    546,030      $     351,583      $  7,734,594    $  4,392,275
  Net gain (loss) on investments and foreign
   currency transactions...........................      5,368,162          4,351,342        (2,908,833)      3,524,378
                                                     --------------  -------------------  --------------  --------------
  Net increase in net assets resulting from
   operations......................................      5,914,192          4,702,925         4,825,761       7,916,653
                                                     --------------  -------------------  --------------  --------------
Distributions to shareholders:
Dividends to shareholders from net investment
 income:
  BEA shares.......................................       (384,500)          (102,838)       (7,217,136)     (3,353,829)
Distributions to shareholders from net realized
 capital gains:
  BEA shares.......................................     (2,961,757)                --        (1,598,598)             --
                                                     --------------  -------------------  --------------  --------------
Total distributions to shareholders................     (3,346,257)          (102,838)       (8,815,734)     (3,353,829)
                                                     --------------  -------------------  --------------  --------------
Net capital share transactions.....................     24,803,723         27,043,539        23,336,409      64,671,197
                                                     --------------  -------------------  --------------  --------------
Total increase in net assets.......................     27,371,658         31,643,626        19,346,436      69,234,021
Net Assets:
  Beginning of year................................     31,643,776                150        99,249,839      30,015,818
                                                     --------------  -------------------  --------------  --------------
  End of year......................................   $ 59,015,434      $  31,643,776      $118,596,275    $ 99,249,839
                                                     --------------  -------------------  --------------  --------------
                                                     --------------  -------------------  --------------  --------------

(1) Commencement of Operations.

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           BEA GLOBAL FIXED INCOME FUND        BEA HIGH YIELD FUND
                                                          ------------------------------  ------------------------------
                                                           FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                           ENDED AUGUST    ENDED AUGUST    ENDED AUGUST    ENDED AUGUST
                                                             31, 1996        31, 1995        31, 1996        31, 1995
                                                          --------------  --------------  --------------  --------------
Increase (decrease) in net assets:
Operations:
  Net investment income.................................   $  1,844,286    $  1,270,820    $  8,200,490    $ 13,411,565
  Net gain (loss) on investments and foreign currency
   transactions.........................................        737,649         566,554       2,062,819      (2,367,436)
                                                          --------------  --------------  --------------  --------------
  Net increase in net assets resulting from
   operations...........................................      2,581,935       1,837,374      10,263,309      11,044,129
                                                          --------------  --------------  --------------  --------------
Distributions to shareholders:
Dividends to shareholders from net investment income:
  BEA shares............................................     (2,322,498)       (924,756)    (10,165,849)    (12,388,703)
Distributions to shareholders from net realized capital
 gains:
  BEA shares............................................       (267,603)             --              --              --
                                                          --------------  --------------  --------------  --------------
Total distributions to shareholders.....................     (2,590,101)       (924,756)    (10,165,849)    (12,388,703)
                                                          --------------  --------------  --------------  --------------
Net capital share transactions..........................     18,790,839      12,351,849     (77,869,859)     11,448,059
                                                          --------------  --------------  --------------  --------------
Total increase (decrease) in net assets.................     18,782,673      13,264,467     (77,772,399)     10,103,485
Net Assets:
  Beginning of year.....................................     19,564,827       6,300,360     153,620,957     143,517,472
                                                          --------------  --------------  --------------  --------------
  End of year...........................................   $ 38,347,500    $ 19,564,827    $ 75,848,558    $153,620,957
                                                          --------------  --------------  --------------  --------------
                                                          --------------  --------------  --------------  --------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               BEA MUNICIPAL BOND FUND
                                                                                            ------------------------------
                                                                                             FOR THE YEAR    FOR THE YEAR
                                                                                             ENDED AUGUST    ENDED AUGUST
                                                                                               31, 1996        31, 1995
                                                                                            --------------  --------------
Increase (decrease) in net assets:
Operations:
  Net investment income...................................................................   $  1,066,671    $  2,273,373
  Net gain (loss) on investments and foreign currency transactions........................       (616,117)      1,835,066
                                                                                            --------------  --------------
  Net increase in net assets resulting from operations....................................        450,554       4,108,439
                                                                                            --------------  --------------
Distributions to shareholders:
Dividends to shareholders from net investment income:
  BEA shares..............................................................................     (1,137,175)     (2,400,128)
Distributions to shareholders from net realized capital gains:
  BEA shares..............................................................................       (629,414)       (174,436)
                                                                                            --------------  --------------
Total distributions to shareholders.......................................................     (1,766,589)     (2,574,564)
                                                                                            --------------  --------------
Net capital share transactions............................................................    (28,080,548)      5,134,026
                                                                                            --------------  --------------
Total increase (decrease) in net assets...................................................    (29,396,583)      6,667,901
Net Assets:
  Beginning of year.......................................................................     48,977,837      42,309,936
                                                                                            --------------  --------------
  End of year.............................................................................   $ 19,581,254    $ 48,977,837
                                                                                            --------------  --------------
                                                                                            --------------  --------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             BEA INTERNATIONAL EQUITY FUND
                                     -----------------------------------------------------------------------------
                                                                                                  FOR THE PERIOD
                                          FOR THE             FOR THE             FOR THE        OCTOBER 1, 1992*
                                        YEAR ENDED          YEAR ENDED          YEAR ENDED              TO
                                      AUGUST 31, 1996     AUGUST 31, 1995     AUGUST 31, 1994     AUGUST 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of
 period............................  $        18.24      $        20.73      $        18.73      $        15.00
                                     -----------------   -----------------   -----------------   -----------------
  Income from investment operations
    Net investment income..........            0.19                0.06                0.05                0.04
    Net gain (loss) on securities
     (both realized and
     unrealized)...................            1.05               (1.75)               2.60                3.69
                                     -----------------   -----------------   -----------------   -----------------
    Total from investment
     operations....................            1.24               (1.69)               2.65                3.73
                                     -----------------   -----------------   -----------------   -----------------
  Less Distributions
    Dividends from net investment
     income........................           (0.07)                 --               (0.05)                 --
    Distributions from capital
     gains.........................              --               (0.80)              (0.60)                 --
                                     -----------------   -----------------   -----------------   -----------------
    Total distributions............           (0.07)              (0.80)              (0.65)                 --
                                     -----------------   -----------------   -----------------   -----------------
Net asset value, end of period.....  $        19.41      $        18.24      $        20.73      $        18.73
                                     -----------------   -----------------   -----------------   -----------------
                                     -----------------   -----------------   -----------------   -----------------
Total return.......................         6.81%(d)            (8.06%)(d)           14.23%(d)        24.87%(c)(d)
Ratio/Supplemental Data
    Net assets, end of period......  $  682,270,801      $  773,254,630      $  767,189,791      $  268,403,524
    Ratio of expenses to average
     net assets....................         1.19%(a)            1.25%(a)            1.25%(a)         1.25%(a)(b)
    Ratio of net investment income
     to average net assets.........           0.84%               0.35%               0.33%             0.41%(b)
    Fund turnover rate.............             86%                 78%                104%              106%(c)
    Average commission rate (e)....  $        .0007                 N/A                 N/A                 N/A

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Equity Fund would have been 1.22%, 1.26% and 1.30% for the years ended August 31, 1996, 1995 and 1994, respectively, and 1.46% annualized for the period ended August 31, 1993.

(b) Annualized.

(c) Not Annualized.

(d) Redemption fees not reflected in total return.

(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

*   Commencement of operations

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                               FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       BEA EMERGING MARKETS EQUITY FUND
                                     ---------------------------------------------------------------------
                                                                                           FOR THE PERIOD
                                         FOR THE           FOR THE           FOR THE         FEBRUARY 1,
                                       YEAR ENDED        YEAR ENDED        YEAR ENDED         1993* TO
                                     AUGUST 31, 1996   AUGUST 31, 1995   AUGUST 31, 1994   AUGUST 31, 1993
                                     ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of
 period............................  $        17.67    $        24.58    $        18.38    $        15.00
                                     ---------------   ---------------   ---------------   ---------------
  Income from investment operations
    Net investment income (loss)...            0.10              0.02             (0.03)             0.02
    Net gain (loss) on securities
     (both realized and
     unrealized)...................            0.48             (5.94)             6.64              3.36
                                     ---------------   ---------------   ---------------   ---------------
    Total from investment
     operations....................            0.58             (5.92)             6.61              3.38
                                     ---------------   ---------------   ---------------   ---------------
  Less Distributions
    Dividends from net investment
     income........................           (0.05)            (0.07)            (0.09)               --
    Distributions from capital
     gains.........................              --             (0.92)            (0.32)               --
                                     ---------------   ---------------   ---------------   ---------------
    Total distributions............           (0.05)            (0.99)            (0.41)               --
                                     ---------------   ---------------   ---------------   ---------------
Net asset value, end of period.....  $        18.20    $        17.67    $        24.58    $        18.38
                                     ---------------   ---------------   ---------------   ---------------
                                     ---------------   ---------------   ---------------   ---------------
Total return.......................         3.33%(d)       (24.42%)(d)         35.99%(d)     22.53%(c)(d)
Ratio/Supplemental Data
    Net assets, end of period......  $  114,691,209    $  128,322,563    $  140,675,379    $   21,988,062
    Ratio of expenses to average
     net assets....................         1.49%(a)          1.50%(a)          1.50%(a)       1.50%(a)(b)
    Ratio of net investment income
     (loss) to average net
     assets........................           0.63%             0.02%             (0.02)%         0.28%(b)
    Fund turnover rate.............             79%               79%               54%             38%(c)
    Average commission rate (e)....  $        .0005               N/A               N/A               N/A

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Emerging Markets Equity Fund would have been 1.62%, 1.61% and 2.01% for the years ended August 31, 1996, 1995 and 1994, respectively, and 3.23% annualized for the period ended August 31, 1993.

(b) Annualized.

(c) Not Annualized.

(d) Redemption fees not reflected in total return.

(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

*   Commencement of operations

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                               FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         BEA U.S. CORE EQUITY FUND                 BEA U.S. CORE FIXED INCOME FUND
                                     ---------------------------------   ---------------------------------------------------
                                                       FOR THE PERIOD                                        FOR THE PERIOD
                                         FOR THE        SEPTEMBER 1,         FOR THE           FOR THE       APRIL 1, 1994*
                                       YEAR ENDED         1994* TO         YEAR ENDED        YEAR ENDED            TO
                                     AUGUST 31, 1996   AUGUST 31, 1995   AUGUST 31, 1996   AUGUST 31, 1995   AUGUST 31, 1994
                                     ---------------   ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of
 period............................  $        17.86    $        15.00    $        15.42    $        14.77    $        15.00
                                     ---------------   ---------------   ---------------   ---------------   ---------------
  Income from investment operations
    Net investment income..........            0.20              0.22              0.95              0.88              0.42
    Net gain (loss) on securities
     (both realized and
     unrealized)...................            2.81              2.72             (0.16)             0.61             (0.40)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
    Total from investment
     operations....................            3.01              2.94              0.79              1.49              0.02
                                     ---------------   ---------------   ---------------   ---------------   ---------------
  Less Distributions
    Dividends from net investment
     income........................           (0.21)            (0.08)            (0.93)            (0.84)            (0.25)
    Distributions from capital
     gains.........................           (1.61)               --             (0.22)               --                --
                                     ---------------   ---------------   ---------------   ---------------   ---------------
    Total distributions............           (1.82)            (0.08)            (1.15)            (0.84)            (0.25)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
Net asset value, end of period.....  $        19.05    $        17.86    $        15.06    $        15.42    $        14.77
                                     ---------------   ---------------   ---------------   ---------------   ---------------
                                     ---------------   ---------------   ---------------   ---------------   ---------------
Total return.......................          17.59%            19.75%             5.23%            10.60%           0.17%(c)
Ratio/Supplemental Data
    Net assets, end of period......  $   59,015,434    $   31,643,776    $  118,596,275    $   99,249,839    $   30,015,818
    Ratio of expenses to average
     net assets....................         1.00%(a)          1.00%(a)          0.50%(a)          0.50%(a)       0.50%(a)(b)
    Ratio of net investment income
     to average net assets.........           1.25%             1.59%             6.43%             6.47%           6.04%(b)
    Fund turnover rate.............            127%              123%              201%              304%            186%(c)
    Average commission rate (d)....  $        .0614               N/A               N/A               N/A               N/A

(a) Without the waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Equity Fund would have been 1.34% and 1.51% for the years ended August 31, 1996 and 1995. Without the waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Fixed Income Fund would have been .78% and .84% for the years ended August 31, 1996 and 1995, respectively, and .99% annualized for the period ended August 31, 1994.

(b) Annualized.

(c) Not annualized.

(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

*   Commencement of operations

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                               FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                BEA GLOBAL FIXED INCOME FUND
                                     ---------------------------------------------------
                                                                         FOR THE PERIOD
                                         FOR THE           FOR THE       JUNE 28, 1994*
                                       YEAR ENDED        YEAR ENDED            TO
                                     AUGUST 31, 1996   AUGUST 31, 1995   AUGUST 31, 1994
                                     ---------------   ---------------   ---------------
Net asset value, beginning of
 period............................  $        15.67    $        15.00    $        15.00
                                     ---------------   ---------------   ---------------
  Income from investment operations
    Net investment income..........            0.87              1.06              0.15
    Net gains (losses) on
     securities (both realized and
     unrealized)...................            0.58              0.49             (0.15)
                                     ---------------   ---------------   ---------------
    Total from investment
     operations....................            1.45              1.55                --
                                     ---------------   ---------------   ---------------
  Less Distributions
    Dividends from net investment
     income........................           (1.22)            (0.88)               --
    Distributions from capital
     gains.........................           (0.15)               --                --
                                     ---------------   ---------------   ---------------
    Total distributions............           (1.37)            (0.88)               --
                                     ---------------   ---------------   ---------------
Net asset value, end of period.....  $        15.75    $        15.67    $        15.00
                                     ---------------   ---------------   ---------------
                                     ---------------   ---------------   ---------------
Total return.......................           9.65%            10.72%           0.00%(c)
Ratio/Supplemental Data
    Net assets, end of period......  $   38,347,500    $   19,564,827    $    6,300,360
    Ratio of expenses to average
     net assets....................         0.75%(a)          0.75%(a)       0.75%(a)(b)
    Ratio of net investment income
     to average net assets.........           7.37%             7.26%           5.64%(b)
    Fund turnover rate.............             87%               91%              0%(c)

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Global Fixed Income Fund would have been 1.07% and 1.29% for the years ended August 31, 1996 and 1995, respectively, and 1.92% annualized for the period ended August 31, 1994.

(b) Annualized.

(c) Not annualized.

*   Commencement of operations

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                               FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              BEA HIGH YIELD FUND
                                     ---------------------------------------------------------------------
                                                                                           FOR THE PERIOD
                                         FOR THE           FOR THE           FOR THE       MARCH 1, 1993*
                                       YEAR ENDED        YEAR ENDED        YEAR ENDED            TO
                                     AUGUST 31, 1996   AUGUST 31, 1995   AUGUST 31, 1994   AUGUST 31, 1993
                                     ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of
 period............................  $        15.72    $        15.94    $        16.94    $        15.00
                                     ---------------   ---------------   ---------------   ---------------
  Income from investment operations
    Net investment income..........            1.47              1.42              1.20              0.52
    Net gains (losses) on
     securities (both realized and
     unrealized)...................            0.40             (0.30)            (0.77)             1.42
                                     ---------------   ---------------   ---------------   ---------------
    Total from investment
     operations....................            1.87              1.12              0.43              1.94
                                     ---------------   ---------------   ---------------   ---------------
  Less Distributions
    Dividends from net investment
     income........................           (1.50)            (1.34)            (1.43)               --
    Distributions from capital
     gains.........................              --                --                --                --
                                     ---------------   ---------------   ---------------   ---------------
    Total distributions............           (1.50)            (1.34)            (1.43)               --
                                     ---------------   ---------------   ---------------   ---------------
Net asset value, end of period.....  $        16.09    $        15.72    $        15.94    $        16.94
                                     ---------------   ---------------   ---------------   ---------------
                                     ---------------   ---------------   ---------------   ---------------
Total return.......................          12.42%           7.79%(d)          2.24%(d)      12.93%(c)(d)
Ratio/Supplemental Data
    Net assets, end of period......  $   75,848,558    $  153,620,957    $  143,517,472    $   98,356,591
    Ratio of expenses to average
     net assets....................         0.88%(a)          1.00%(a)          1.00%(a)       1.00%(a)(b)
    Ratio of net investment income
     to average net assets.........           8.92%             9.37%             7.73%           7.56%(b)
    Fund turnover rate.............            143%               70%              121%             72%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund would have been 1.11%, 1.08% and 1.13% for the years ended August 31, 1996, 1995 and 1994, respectively, and 1.17% annualized for the period ended August 31, 1993.

(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.

*   Commencement of operations

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                               FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   BEA MUNICIPAL BOND FUND
                                     ---------------------------------------------------
                                                                         FOR THE PERIOD
                                         FOR THE           FOR THE       JUNE 20, 1994*
                                       YEAR ENDED        YEAR ENDED            TO
                                     AUGUST 31, 1996   AUGUST 31, 1995   AUGUST 31, 1994
                                     ---------------   ---------------   ---------------
Net asset value, beginning of
 period............................  $        15.46    $        15.06    $        15.00
                                     ---------------   ---------------   ---------------
  Income from investment operations
    Net investment income..........            0.73              0.71              0.09
    Net gains(losses) on securities
     (both realized and
     unrealized)...................           (0.37)             0.50             (0.03)
                                     ---------------   ---------------   ---------------
    Total from investment
     operations....................            0.36              1.21              0.06
                                     ---------------   ---------------   ---------------
  Less Distributions
    Dividends from net investment
     income........................           (0.74)            (0.76)               --
    Distributions from capital
     gains.........................           (0.43)            (0.05)               --
                                     ---------------   ---------------   ---------------
    Total distributions............           (1.17)            (0.81)               --
                                     ---------------   ---------------   ---------------
Net asset value, end of period.....  $        14.65    $        15.46    $        15.06
                                     ---------------   ---------------   ---------------
                                     ---------------   ---------------   ---------------
Total return.......................           2.27%             8.42%           0.40%(c)
Ratio/Supplemental Data
    Net assets, end of period......  $   19,581,254    $   48,977,837    $   42,309,936
    Ratio of expenses to average
     net assets....................         1.00%(a)          1.00%(a)       1.00%(a)(b)
    Ratio of net investment income
     to average net assets.........           4.62%             4.76%           3.27%(b)
    Fund turnover rate.............             34%               25%              9%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Municipal Bond Fund would have been 1.42% and 1.19% for the years ended August 31, 1996 and 1995, respectively, and 1.34% annualized for the period ended August 31, 1994.

(b) Annualized.

(c) Not annualized.

*   Commencement of operations

                See Accompanying Notes to Financial Statements.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The RBB Fund, Inc. ("RBB") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. RBB was incorporated in Maryland on February 29, 1988, and currently has seventeen investment portfolios, seven of which are included in these financial statements.

    RBB has authorized capital of thirty billion shares of common stock of which
12.35 billion are currently classified into sixty-six classes. Each class represents an interest in one of seventeen investment portfolios of RBB. The classes have been grouped into fifteen separate "families", eight of which have begun investment operations. The BEA Funds represents interests in seven portfolios ("Funds") which are covered by this report.

            A) SECURITY VALUATION -- Fund securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

            B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

            C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class, respectively.

            D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and net realized capital gains will be declared and paid at least annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

            E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is RBB's intention to have each portfolio qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

            F) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

            G) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

    The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

    Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

    In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value.

NOTE 2.TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
    Pursuant to Investment Advisory Agreements, BEA Associates ("BEA"), a U.S. investment advisory firm, serves as investment advisor for each of the seven Funds described herein.

    For its advisory services, BEA is entitled to receive the following fees, computed daily and payable quarterly on a Fund's average daily net assets:

                 FUND                                ANNUAL RATE
--------------------------------------  --------------------------------------
BEA International Equity Fund           0.80% of average daily net assets
BEA Emerging Markets Equity Fund        1.00% of average daily net assets
BEA U.S. Core Equity Fund               0.75% of average daily net assets
BEA U.S. Core Fixed Income Fund         0.375% of average daily net assets
BEA Global Fixed Income Fund            0.50% of average daily net assets
BEA High Yield Fund                     0.70% of average daily net assets
BEA Municipal Bond Fund                 0.70% of average daily net assets

    BEA may, at its discretion, voluntarily waive all or any portion of its advisory fee for either of the Funds. For the year ended August 31, 1996, advisory fees and waivers for each of the seven investment Funds were as follows:

                                           GROSS                            NET
                                        ADVISORY FEE       WAIVER       ADVISORY FEE
                                       --------------  --------------  --------------
BEA International Equity Fund           $   5,993,072    $         --   $   5,993,072
BEA Emerging Markets Equity Fund            1,289,739              --       1,289,739
BEA U.S. Core Equity Fund                     328,320         (93,430)        234,890
BEA U.S. Core Fixed Income Fund               450,786        (134,639)        316,147
BEA Global Fixed Income Fund                  157,059         (53,915)        103,144
BEA High Yield Fund                           643,353        (100,763)        542,590
BEA Municipal Bond Fund                       161,784         (68,790)         92,994

    PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., serves as each Fund's transfer and dividend disbursing agent. In addition, PFPC serves as administrator for each of the seven Funds. PFPC's administration fee is computed daily and payable quarterly at an annual rate of .125% of each Fund's average daily net assets.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2.TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)
    PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the year ended August 31, 1996, administration fees for each of the seven investment Funds were as follows:

                                           GROSS                            NET
                                       ADMINISTRATION                  ADMINISTRATION
                                            FEE            WAIVER           FEE
                                       --------------  --------------  --------------
BEA International Equity Fund            $    936,418         $(5,204)   $    931,214
BEA Emerging Markets Equity Fund              161,218          (8,509)        152,709
BEA U.S. Core Equity Fund                      54,720              --          54,720
BEA U.S. Core Fixed Income Fund               150,262         (48,084)        102,178
BEA Global Fixed Income Fund                   39,265          (7,853)         31,412
BEA High Yield Fund                           114,885         (12,483)        102,402
BEA Municipal Bond Fund                        28,890              --          28,890

    Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Counsellors Securities Inc., serves as administrative services agent. An administrative service fee is computed daily and payable quarterly at an annual rate of .15% of each Fund's average daily net assets.

NOTE 3.PURCHASES AND SALES OF SECURITIES
    For the year ended August 31, 1996, purchases and sales of investment securities (other than short-term investments) were as follows:

                                                   INVESTMENT SECURITIES       U.S. GOVERNMENT OBLIGATIONS
                                               -----------------------------   ---------------------------
                                                 PURCHASES         SALES        PURCHASES        SALES
                                               -------------   -------------   ------------   ------------
BEA International Equity Fund                   $620,162,213    $730,006,726    $        --    $        --
BEA Emerging Markets Equity Fund                  96,948,942     111,827,920             --             --
BEA U.S. Core Equity Fund                         72,478,392      52,344,258             --             --
BEA U.S. Core Fixed Income Fund                  162,070,786     121,353,161    113,926,558    105,129,232
BEA Global Fixed Income Fund                      20,983,511       9,433,901     16,996,868     14,091,064
BEA High Yield Fund                              115,438,832     181,333,821      8,941,087     21,682,861
BEA Municipal Bond Fund                            6,047,590      36,230,309       1,525,89      1,090,739

    For the year ended August 31, 1996, purchases include $6,926,876, $753,018, $13,122,108, and $992,174 of investment securities received from shareholders in exchange for 413,792 shares, 40,650 shares, 833,800 shares, and 68,007 shares sold by the BEA Emerging Markets Equity Fund, BEA U.S. Core Equity Fund, BEA U.S. Core Fixed Income Fund and BEA Municipal Bond Fund, respectively. For the year ended August 31, 1996, sales include $93,483,064, and $22,092,445 of investment securities delivered to shareholders in exchange for 4,928,316 shares, and 1,470,868 shares redeemed by the BEA International Equity Fund and BEA U.S. Core Fixed Income Fund, respectively. This resulted in a gain of $8,745,063 for the BEA International Equity Fund and a loss of $371,989 for the BEA U.S. Core Fixed Income Fund.

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4.CAPITAL SHARES

    Transactions in capital shares for each period were as follows:

                                  BEA INTERNATIONAL EQUITY                             BEA EMERGING MARKETS EQUITY
                                            FUND                                                   FUND
                    -----------------------------------------------------  ----------------------------------------------------
                        FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED
                         AUGUST 31, 1996             AUGUST 31, 1995            AUGUST 31, 1996            AUGUST 31, 1995
                    --------------------------  -------------------------  -------------------------  -------------------------
                      SHARES         VALUE        SHARES        VALUE        SHARES        VALUE        SHARES        VALUE
                    -----------  -------------  -----------  ------------  -----------  ------------  -----------  ------------
Shares sold           8,492,355  $ 158,914,042    7,555,790  $141,210,504    1,930,842  $ 33,432,364    2,740,756  $ 45,977,774
Shares issued in
  reinvestment of
  dividends             137,894      2,523,456    1,783,551    31,977,179       19,043       323,156      290,750     5,614,374
Shares
  repurchased, net
  of redemption
  fees              (15,886,499)  (300,107,186)  (3,955,727)  (69,857,127)  (2,909,721)  (50,936,507)  (1,493,908)  (25,817,939)
                    -----------  -------------  -----------  ------------  -----------  ------------  -----------  ------------
Net increase
  (decrease)         (7,256,250) $(138,669,688)   5,383,614  $103,330,556     (959,836) $(17,180,987)   1,537,598  $ 25,774,209
                    -----------  -------------  -----------  ------------  -----------  ------------  -----------  ------------
                    -----------  -------------  -----------  ------------  -----------  ------------  -----------  ------------
BEA Shares
  Authorized        500,000,000                 500,000,000                500,000,000                500,000,000
                    -----------                 -----------                -----------                -----------
                    -----------                 -----------                -----------                -----------

                                   BEA U.S. CORE EQUITY                             BEA U.S. CORE FIXED INCOME
                                           FUND                                                FUND
                    --------------------------------------------------  ---------------------------------------------------
                       FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED         FOR THE YEAR ENDED
                        AUGUST 31, 1996           AUGUST 31, 1995            AUGUST 31, 1996           AUGUST 31, 1995
                    ------------------------  ------------------------  -------------------------  ------------------------
                      SHARES        VALUE       SHARES        VALUE       SHARES        VALUE        SHARES        VALUE
                    -----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
Shares sold           1,435,791  $27,128,776    1,883,469  $28,923,460    4,441,435  $ 68,996,273    4,372,374  $64,282,193
Shares issued in
  reinvestment of
  dividends             188,415    3,346,258        7,112      102,838      576,935     8,756,243      229,407    3,338,279
Shares repurchased     (298,285)  (5,671,311)    (118,327)  (1,982,759)  (3,583,115)  (54,416,107)    (195,402)  (2,949,275)
                    -----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
Net increase          1,325,921  $24,803,723    1,772,254  $27,043,539    1,435,255  $ 23,336,409    4,406,379  $64,671,197
                    -----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
                    -----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
BEA Shares
  Authorized        500,000,000               500,000,000               500,000,000                500,000,000
                    -----------               -----------               -----------                -----------
                    -----------               -----------               -----------                -----------

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4.CAPITAL SHARES (CONTINUED)

                                 BEA GLOBAL FIXED INCOME                                   BEA HIGH YIELD
                                           FUND                                                 FUND
                    --------------------------------------------------  -----------------------------------------------------
                       FOR THE YEAR ENDED        FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED
                        AUGUST 31, 1996           AUGUST 31, 1995            AUGUST 31, 1996             AUGUST 31, 1995
                    ------------------------  ------------------------  --------------------------  -------------------------
                      SHARES        VALUE       SHARES        VALUE       SHARES         VALUE         SHARES        VALUE
                    -----------  -----------  -----------  -----------  -----------  -------------  ------------  -----------
Shares sold           1,105,942  $17,551,485      766,650  $11,427,093    3,372,093  $  54,558,056       580,982  $ 8,824,836
Shares issued in
  reinvestment of
  dividends             162,519    2,519,968       61,519      924,756      629,920      9,902,559       825,245   12,285,993
Shares
  repurchased, net
  of redemption
  fees                  (81,878)  (1,280,614)     --           --        (9,062,440)  (142,330,474)     (632,837)  (9,662,770)
                    -----------  -----------  -----------  -----------  -----------  -------------  ------------  -----------
Net increase
  (decrease)          1,186,583  $18,790,839      828,169  $12,351,849   (5,060,427) $ (77,869,859)      773,390  $11,448,059
                    -----------  -----------  -----------  -----------  -----------  -------------  ------------  -----------
                    -----------  -----------  -----------  -----------  -----------  -------------  ------------  -----------
BEA Shares
  Authorized        500,000,000               500,000,000               500,000,000                  500,000,000
                    -----------               -----------               -----------                 ------------
                    -----------               -----------               -----------                 ------------

                                                                 BEA MUNICIPAL BOND
                                                                        FUND
                                               -------------------------------------------------------
                                                   FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                    AUGUST 31, 1996              AUGUST 31, 1995
                                               --------------------------   --------------------------
                                                 SHARES         VALUE         SHARES         VALUE
                                               -----------   ------------   -----------   ------------
Shares sold                                        315,445   $  4,700,422       935,296   $ 13,666,897
Shares issued in reinvestment of dividends         109,160      1,656,622       123,547      1,831,054
Shares repurchased                              (2,256,456)   (34,437,592)     (699,839)   (10,363,925)
                                               -----------   ------------   -----------   ------------
Net increase (decrease)                         (1,831,851)  $(28,080,548)      359,004   $  5,134,026
                                               -----------   ------------   -----------   ------------
                                               -----------   ------------   -----------   ------------
BEA Shares Authorized                          500,000,000                  500,000,000
                                               -----------                  -----------
                                               -----------                  -----------

NOTE 5.RESTRICTED SECURITIES
    Certain of the BEA International Equity Fund's investments are restricted as to resale and are valued at the direction of the Board of Directors of RBB in good faith, at fair value, after taking into consideration appropriate indications of value available. The table below shows the number of shares held, the acquisition date, value as of August 31, 1996, percentage of net assets which the securities comprise, aggregate cost and unit value of the securities.

                                  NUMBER OF     ACQUISITION   08/31/96 FAIR  PERCENTAGE OF                   VALUE PER
                                   SHARES          DATE           VALUE       NET ASSETS    SECURITY COST      UNIT
                                -------------  -------------  -------------  -------------  -------------  -------------
Sodigas Pampeana                    558,962        1/14/93     $   844,809         0.1%      $   566,038     $   1.511
Sodigas del Sur                     403,923        1/14/93         745,416         0.1%          384,038         1.845
Geotek Communications, Inc.             600        5/26/95       6,476,842         0.8%        6,000,000        10,795
                                                              -------------                 -------------
                                                               $ 8,067,067                   $ 6,950,076
                                                              -------------                 -------------
                                                              -------------                 -------------

NOTE 6.CAPITAL LOSS CARRYOVER
    At August 31, 1996, capital loss carryovers were available to offset future realized gains as follows: $26,922,032 in the BEA International Equity Fund which expires in 2003, $22,315,875 in the Emerging Markets Equity Fund which

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6.CAPITAL LOSS CARRYOVER (CONTINUED)
expires in 2004 and $13,514,163 in the BEA High Yield Fund of which $8,528,142 expires in 2001 and $4,986,021 expires in 2003. In addition, deferred post-October 31, 1995 losses were available to offset future net capital gains through August 31, 1997 as follows: $2,694,725 in the BEA High Yield Fund.

NOTE 7.FORWARD FOREIGN CURRENCY CONTRACTS
    The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's Securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended August 31, 1996, the BEA International Equity Fund, the BEA U.S. Core Fixed Income Fund and the BEA Global Fixed Income Fund entered into forward foreign currency contracts.

    The BEA U.S. Core Fixed Income Fund's open Forward Foreign Currency Contracts at August 31, 1996 were as follows:

                                      FOREIGN                             UNREALIZED
    FORWARD CURRENCY      EXPIRATION  CURRENCY   CONTRACT   CONTRACT   FOREIGN EXCHANGE
        CONTRACT            DATE     TO BE SOLD   AMOUNT      VALUE      GAIN/(LOSS)
------------------------  ---------  ----------  ---------  ---------  ----------------
Canadian Dollars           09/17/96    932,000   $ 678,852  $ 681,586     $   (2,734)
German Deutschemarks       09/17/96    350,000     229,358    236,823         (7,465)
                                                 ---------  ---------       --------
                                                 $ 908,210  $ 918,409     $  (10,199)
                                                 ---------  ---------       --------
                                                 ---------  ---------       --------


                                      FOREIGN
                                      CURRENCY                            UNREALIZED
    FORWARD CURRENCY      EXPIRATION   TO BE     CONTRACT   CONTRACT   FOREIGN EXCHANGE
        CONTRACT            DATE     PURCHASED    AMOUNT      VALUE      GAIN/(LOSS)
------------------------  ---------  ----------  ---------  ---------  ----------------
German Deutschemarks       09/17/96    350,000   $ 237,649  $ 236,823     $     (826)
                                                 ---------  ---------       --------
                                                 ---------  ---------       --------

                                 THE BEA FUNDS
                             OF THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 7.FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)
    The BEA Global Fixed Income Fund's open Forward Foreign Currency Contracts at August 31, 1996 were as follows:

                                                                                      UNREALIZED
    FORWARD CURRENCY      EXPIRATION FOREIGN CURRENCY    CONTRACT      CONTRACT    FOREIGN EXCHANGE
        CONTRACT            DATE        TO BE SOLD        AMOUNT        VALUE        GAIN/(LOSS)
------------------------  ---------  ----------------  ------------  ------------  ----------------
Australian Dollars         09/17/96          355,000   $    280,450  $    280,495     $      (45)
Australian Dolars          09/17/96        1,005,000        793,649       794,077           (428)
Canadian Dollars           09/17/96          740,000        543,970       541,173          2,797
German Deutschemarks       09/17/96           94,000         61,599        63,604         (2,005)
German Deutschemarks       09/17/96        1,900,000      1,250,000     1,285,608        (35,608)
German Deutschemarks       09/17/96        4,424,000      2,897,753     2,993,437        (95,684)
Italian Lira               09/17/96    1,562,000,000      1,009,110     1,032,495        (23,385)
Italian Lira               09/17/96    1,880,000,000      1,214,550     1,189,815         24,735
Japanese Yen               09/17/96      163,620,000      1,500,000     1,509,660         (9,660)
Netherlands Guilder        09/17/96          611,500        358,577       369,081        (10,504)
Netherlands Guilder        09/17/96        6,204,000      3,634,446     3,744,523       (110,077)
Swedish Krona              09/17/96          368,000         54,498        55,572         (1,074)
                                                       ------------  ------------  ----------------
                                                       $ 13,598,602  $ 13,859,540     $ (260,938)
                                                       ------------  ------------  ----------------
                                                       ------------  ------------  ----------------

                                                                                    UNREALIZED
    FORWARD CURRENCY      EXPIRATION FOREIGN CURRENCY   CONTRACT     CONTRACT    FOREIGN EXCHANGE
        CONTRACT            DATE     TO BE PURCHASED     AMOUNT        VALUE       GAIN/(LOSS)
------------------------  ---------  ----------------  -----------  -----------  ----------------
French Francs              09/17/96          273,000   $    52,665  $    53,963     $    1,298
French Francs              09/17/96        4,250,000       820,622      840,080         19,458
French Francs              09/17/96        5,987,000     1,155,792    1,183,427         27,635
German Deutschemarks       09/17/96           94,000        62,499       63,604          1,105
German Deutschemarks       09/17/96        1,800,000     1,196,188    1,217,944         21,756
Great Britain Pounds       09/17/96          220,000       336,600      343,449          6,849
Italian Lira               09/17/96    1,880,000,000     1,203,046    1,189,815        (13,231)
Japanese Yen               09/17/96      175,000,000     1,638,960    1,614,659        (24,301)
Netherlands Guilder        09/17/96          611,500       362,983      369,081          6,098
Netherlands Guilder        09/17/96        1,950,000     1,150,266    1,176,953         26,687
Spanish Pesetas            09/17/96       52,200,000       401,322      416,860         15,538
                                                       -----------  -----------       --------
                                                       $ 8,380,943  $ 8,469,835     $   88,892
                                                       -----------  -----------       --------
                                                       -----------  -----------       --------

NOTE 8.SUBSEQUENT EVENTS
    Effective October 15, 1996, the redemption fees of 1.00% and 1.50% for the BEA International Equity and BEA Emerging Markets Equity Funds, respectively, have been eliminated.

    On October 24, 1996, the Board of Directors of RBB approved a name change for the BEA Global Fixed Income Fund. The new name will be the BEA Strategic Global Fixed Income Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC:

    We have audited the accompanying statements of net assets of the BEA International Equity, BEA Emerging Markets Equity, BEA U.S. Core Equity, BEA U.S. Core Fixed Income, BEA Global Fixed Income, BEA High Yield and BEA Municipal Bond Portfolios of The RBB Fund Inc., as of August 31, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian and brokers as of August 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BEA International Equity, BEA Emerging Markets Equity, BEA U.S. Core Equity, BEA U.S. Core Fixed Income, BEA Global Fixed Income, BEA High Yield and BEA Municipal Bond Portfolios of The RBB Fund Inc., as of August 31, 1996 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 11, 1996

                            TAX INFORMATION LETTERS

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF BEA INTERNATIONAL EQUITY FUND (UNAUDITED)

    During the fiscal year ended August 31, 1996, the International Equity Fund distributed $3,619,557 of foreign source income on which the Fund paid foreign taxes of $1,339,400. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF BEA EMERGING MARKETS EQUITY FUND (UNAUDITED)

    During the fiscal year ended August 31, 1996, the Emerging Markets Equity Fund distributed $808,683 of foreign source income on which the Fund paid foreign taxes of $267,147. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS OF BEA U.S. CORE EQUITY FUND (UNAUDITED)

    Corporate shareholders should note that for the fiscal year ended August 31, 1996, 28.9% of the Fund's investment income (i.e., dividend income plus short-term capital gains) qualifies for the intercorporate dividends received deduction.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF BEA MUNICIPAL BOND FUND
(UNAUDITED)

    In the twelve months ended August 31, 1996 (the end of the fiscal year), 98% of the dividends paid by the Fund were exempt-interest dividends for purposes of federal income taxes and free from such taxes. In addition, none of such dividends was attributable to interest on private activity bonds which must be included in federal alternative minimum taxable income for purposes of determining liability for federal alternative minimum tax.

    In January 1997, you will be furnished with a schedule showing the yearly percentage breakdown by State or U.S. possession of the source of interest earned by the Fund in 1996. It is suggested that you consult your tax adviser concerning the applicability of State and local taxes to dividends paid by the Fund during the year.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

    During the year ended August 31, 1996, the BEA Funds declared the following dividends from realized capital gains:

                                                                                 SHORT-TERM      LONG-TERM
                                                                                CAPITAL GAIN   CAPITAL GAIN
                                                                                  PER SHARE      PER SHARE
                                                                                -------------  -------------
BEA U.S. Core Equity Fund.....................................................    $    0.99      $    0.62
BEA U.S. Core Fixed Income Fund...............................................         0.21           0.01
BEA Global Fixed Income Fund..................................................         0.13           0.02
BEA Municipal Bond Fund.......................................................         0.16           0.27

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